                                 EXHIBIT (3)(A)

                                                                    FILED
                                                                    4/12/65

                           ARTICLES OF INCORPORATION
                                       OF
                      SIERRA-NEVADA LIFE INSURANCE COMPANY

KNOW ALL MEN BY THESE PRESENTS:

         That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and WE HEREBY CERTIFY:

                                   ARTICLE I

                 The name of the corporation shall be:
                 SIERRA-NEVADA LIFE INSURANCE COMPANY.

                                   ARTICLE II

         That the primary purpose for which the corporation is formed is:

         To engage in the business of insurance as principal, and make contracts of life and endowment insurance, and grant, purchase or dispose of annuities or endowments of any kind; and in such contracts, or in contracts supplemental thereto, to provided additional benefits in the event of death of the insured by accidental means, total and permanent disability to the insured, or specified dismemberment or disablement suffered by the insured; to insure against loss or damage by the sickness, bodily injury or death by accident of the insured. In addition, to the specific lines herein provided, the corporation shall also be empowered to transact any kind or class of insurance which may now or hereafter be permitted to be written, insured or assumed by the corporation of this class and character.

         The corporation shall also have the following general powers:

         (a) To enter into contracts or treaties of reinsurance and coinsurance;

         (b) To purchase, rent, or otherwise acquire real estate and personal property; to sell, lease, mortgage, exchange or otherwise dispose of the same, in whole or in part; to take, hold, and manage every kind of property, real, personal or mixed; to convey or otherwise transfer the same or any part thereof; to rent and lease buildings and lands and all kinds of property from any and to any person whomsoever.

         (c) To purchase or otherwise acquire real and personal property of any and all kinds that may be lawfully held by a California insurance corporation, including, but not limited to, lands, leaseholds, shares of stock, bonds, mortgages, debentures, and other securities.

         (d) To lend money and take as security for loans, mortgages and deeds of trust, or either, of real property and pledges of personal property, as may be permitted by law.

         (e) To borrow money, and from time to time, accept, endorse, execute and issue bonds, debentures, promissory notes, bills of exchange and other obligations of the corporation for moneys borrowed or in payment for property acquired, or for any of the other objects or purposes of the corporation or its business and to secure the payment of any such obligation by mortgage, pledge, deed, indenture, agreement, or other instrument of trust, or by lien upon, assignment of, or agreement in regard to all or any part of the property rights or privileges of the corporation wherever situated, whether now owned or hereafter to be acquired.

         (f) To make, enter into, carry out and perform contracts of every kind and character with any person, firm, association, corporation, either public or private, municipal or body politic, and with the Government of the United States or any State thereof or any foreign country.

         (g) The foregoing clauses shall be liberally construed as to purposes and powers, and shall not be construed or held as limiting or restricting any purposes and powers of this corporation which are authorized, or granted, or which may be authorized or granted by the laws of the State of California.

                                  ARTICLE III

         That Los Angeles County is the County in this State where the corporation shall maintain its principal office for the transaction of business. The corporation may, when deemed expedient by the Board of Directors, establish offices and transact business anywhere in the United States of America, the Dominion of Canada, the territories of either, and in foreign countries.

                                   ARTICLE IV

         The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 100,000 and the aggregate par value of all shares that are to be issued shall be $1,500,000.00, and the par value of each of said shares shall be $15.00.

         No holders of stock of the corporation shall have any preferential, pre-emptive or other rights to subscribe for or to purchase from the corporation any stock in the corporation of any class, whether or not now authorized, or other securities which the corporation may at any time issue.

         The common stock of the corporation shall not be assessed by any act of the corporation or its directors or officers, and when issued, shall be fully paid, and no holder of such stock shall be liable for any debts or liabilities of the corporation.

                                   ARTICLE V

         The Board of Directors shall consist of not less than five (5) members and not more than seven (7) members, the exact number of which shall be fixed by a by-law adopted by the shareholders or by the Board of Directors.

         The minimum and maximum number of Directors may be changed by a by-law duly adopted by the shareholders, provided, however, that the maximum number of Directors shall in no event exceed the minimum by more than two (2); the shareholders may also adopt a by-law providing for a definite number of Directors without provision for an indefinite number.

         The names and addresses of the persons who are hereby appointed to act as the first Directors of the corporation are:

Name                                       Address
----                                       -------
RICHARDS D. BARGER                         2161 Adair Street,
                                           San Marino, California  91108

ALFRED B. DOUTRE                           5471 Keats Street
                                           Los Angeles, California  90032

AGNES JOHNSON                              611 Normandie Avenue
                                           Los Angeles, California  90005

HAUN CHAMBERLAIN                           1015 East Lexington,
                                           Glendale, California  91206

GERRIE RUE                                 804 North Garfield Avenue
                                           Montebello, California  90540

         IN WITNESS WHEREOF, for the purpose of forming this Corporation under the laws of the State of California, we, the undersigned, constituting the Incorporators of this Corporation, including the persons named hereinabove as the first Directors of this Corporation, have executed these Articles of Incorporation, the 6th day of April. 1963.

                                  /s/ Richards D. Barger
                                  -----------------------------------
                                  Richards D. Barger

                                  /s/ Alfred B. Doutre
                                  -----------------------------------

                                  Alfred B. Doutre

                                  /s/ Agnes Johnson
                                  -----------------------------------
                                  Agnes Johnson

                                  /s/ Haun Chamberlain
                                  -----------------------------------
                                  Haun Chamberlain

                                  /s/ Gerrie Rue
                                  -----------------------------------
                                  Gerrie Rue


STATE OF CALIFORNIA       )
                          )       SS
County of Los Angeles     )


         On this 6th day of April, 1965, before me, the undersigned, a Notary Public in and for said County and State, personally appeared RICHARDS D. BARGER, ALFRED B. DOUTRE, AGNES JOHNSON, HAUN CHAMBERLAIN and GERRIE RUE, known to me to be the persons whose names are subscribed to the within Instrument and acknowledged to me that they executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year in this Certificate first above written.


                                  /s/ Richard T. Griffin
SEAL                              -----------------------------------
                                  Notary Public in and for the County
                                  of Los Angeles, State of California

                                  My Commission Expires March 8, 1966.

                                                                    FILED
                                                                    ENDORSED
                                                                    7/14/65


                          CERTIFICATE OF AMENDMENT OF

                          ARTICLES OF INCORPORATION OF

                      SIERRA-NEVADA LIFE INSURANCE COMPANY


RICHARDS D. BARGER and WILLIAM M. POINDEXTER CERTIFY:

         (1) That they are the Vice-President and Secretary, respectively, of SIERRA-NEVADA LIFE INSURANCE COMPANY, a California corporation;

         (2) That at a meeting of the Board of Directors of said Corporation, duly held at Los Angeles, California, on the 8th day of July, 1965, the following resolution was adopted:

RESOLVED:        That ARTICLE I of the Articles of Incorporation of this
Corporation be amended to read as follows:

         "The name of the Corporation shall be:
         "ANCHOR LIFE INSURANCE COMPANY".

         (3) That no shares have been issued by the Corporation, but RICHARDS D. BARGER has subscribed to purchase twenty thousand shares of the $15.00 par value stock of the Corporation, and he has consented, in writing, to the adoption of said Amendment and the form of the written Consent as follows:

         "The undersigned, being a subscriber to purchase 20,000 shares of the stock of SIERRA-NEVADA LIFE INSURANCE COMPANY, a California corporation, hereby consents to ARTICLE I of the Articles of Incorporation being amended to read as follows:

         'ARTICLE I:
         'The name of the Corporation shall be:
         'ANCHOR LIFE INSURANCE COMPANY."'

         (4) That the total number of shares entitled to vote on or consent to said Amendment is 20,000 shares, said shares being subject to a Subscription Agreement from RICHARDS D. BARGER.

                                  /s/ Richards D. Barger
                                  -----------------------------------
                                  Richards D. Barger, Vice-President

                                  /s/ William M. Poindexter
                                  -----------------------------------
                                  William M. Poindexter, Secretary


         Each of the undersigned declares, under penalty of perjury, that the matters set forth in the foregoing Certificate are true and correct.

         EXECUTED at Los Angeles, California, this 8th day of July, 1965.

                                  /s/ Richards D. Barger
                                  -----------------------------------
                                  Richards D. Barger, Vice-President

                                  /s/ William M. Poindexter
                                  -----------------------------------
                                  William M. Poindexter, Secretary

                                                                    FILED
                                                                    12/1/66

                           CERTIFICATE OF OFFICERS OF

                         ANCHOR LIFE INSURANCE COMPANY

                            AS TO MERGER PROCEEDINGS

         The undersigned, JACK D. RICH AND RICHARDS D. BARGER, do hereby certify that they are and have been at all times hereinafter mentioned the duly elected and acting President and Assistant Secretary, respectively, of ANCHOR LIFE INSURANCE COMPANY, a California corporation, and do further hereby certify:

         (a) That a special meeting of the Board of Directors of said Corporation was duly held at 11:00 o'clock A.M. on September 19, 1966 at 40 Parker Road, Elizabeth, New Jersey, at which time there was at all times present and acting a quorum of said Board, to-wit, three (3) if the five (5) members thereof;

         (b) That at said meeting the following resolution was duly adopted:

         RESOLVED, that the Plan and Agreement of merger, ("Plan") between this Company and FIRST WESTERN LIFE ]INSURANCE COMPANY, in the form presented to this meeting and incorporated by this reference into this resolution as if fully set forth herein be, and the same hereby is, adopted and approved; and

         FURTHER, RESOLVED, that the Plan, in the form submitted to this meeting, be submitted to the Shareholders of the Company, and that the Board of Directors of this Company hereby calls a special meeting of the shareholders to be held at 40 Parker Rood, Elizabeth, New Jersey, on Monday, November 7, 1966, at 11:00 A.M., local time, for the purpose, among other purposes, of voting upon the proposed Plan, and the proper officers of the Company are hereby directed to send to each Shareholder entitled to vote at said meeting, a Notice of Special Meeting, Proxy Statement a copy of the Plan and Agreement of Merger, Pro Forma Balance Sheet of the Company, of FIRST WESTERN LIFE INSURANCE COMPANY and the combined Companies, as of the period ending June 30, 1966, and Proxies, all substantially in the form submitted to this meeting and approved hereby with such changes therein as the Chairman of the Company shall approve; and

         FURTHER RESOLVED, that September 26, 1966, shall be fixed as the record date for the determination of holders of the $15.00 par value Common Stock of the Company entitled to Notice of and to vote on such Plan, and that only such Shareholders of record at the close of business on such date shall be entitled to receive Notice of such meeting and to vote thereat; and

         FURTHER RESOLVED, that the Plan in the form approved by the Shareholders be submitted to the Insurance Commissioner of the State of California and Arizona for approval prior to its being filed with the Secretary of State of the State of California; and

         FURTHER RESOLVED, that the proper officers of the Company be, and each of then hereby is, authorized and empowered to do or cause to be done any act or thing, including the obtaining of the consent, approval or authority of any State regulatory body which may be requisite or proper in the premises, and to make, execute and deliver and file any contract, agreement, document, or other instrument which any such person may in his sole discretion, deem necessary proper or advisable to effectuate and carry out the purposes and intentions of the foregoing resolutions.

         (c)     That the vote in favor of said resolution was unanimous;

         (d)     That a special meeting of the Shareholders of said
Corporation was duly held at 11:00 o'clock A.M., on November 7, 1966, at 40 Parker Road, Elizabeth, New Jersey; that as said meeting the terms and conditions of said Plan and Agreement of Merger, referred to in said resolution of the of Directors, were approved by a vote of 20,000 common shares, constituting a vote of not less than 2/3rds of the issued and outstanding shares of each Class of stock of said Corporation;

         (e) That the total number of outstanding common shares of the Corporation is 20,000, constituting the total number of outstanding shares of all classes of stock of said Corporation;

         (f) That Notice of the time and place and purpose of said special meeting of Shareholders was mailed to each Shareholder not less than twenty
(20) days prior to said meeting; that with such Notice there was mailed a statement of the general terms o the proposed Plan and Agreement of Merger, and a copy of said Plan Agreement of Merger;

         (g) That the name of the surviving corporation is ANCHOR LIFE INSURANCE COMPANY and upon the filing of the within certificate and attached Plan and Agreement of Merger with the Secretary of State of the State of California, the name of the surviving corporation shall be ANCHOR NATIONAL LIFE INSURANCE COMPANY.

         (h) That the Plan and Agreement of Merger between ANCHOR LIFE INSURANCE COMPANY and FIRST WESTERN LIFE INSURANCE COMPANY merging said FIRST WESTERN LIFE INSURANCE COMPANY into ANCHOR LIFE INSURANCE COMPANY, filed with the Secretary of State of the State of California concurrently with this Certificate, pursuant to the provisions of Sec. 4113 of the Corporations Code, is the Plan and Agreement of Merger hereinabove referred to, and sets forth the terms and conditions approved by said resolution of the Directors and vote of the Shareholders.

         (i) That the Plan and Agreement of Merger between ANCHOR LIFE INSURANCE COMPANY and FIRST WESTERN LIFE INSURANCE COMPANY, as hereinbefore described in this Certificate, has been approved by the Commissioners of Insurance of the States of Arizona and California under the applicable statutes, rules and regulations of said States; and all acts of both corporations to effectuate the merging of FIRST WESTERN LIFE INSURANCE COMPANY into ANCHOR LIFE INSURANCE COMPANY have been completed pursuant to the Plan and Agreement of Merger.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate, this 30th day of November, 1966.

                                  /s/ [unreadable]
                                  -----------------------------------
                                  President
                                  Anchor Life Insurance Company

                                  /s/ [unreadable]
                                  -----------------------------------
                                  Assistant Secretary
                                  Anchor Life Insurance Company

STATE OF CALIFORNIA       )
                          )       ss.
County of Los Angeles     )

         JACK D. RICH and RICHARDS D. BARGER, being first duly sworn, depose and say:

         That they are, respectively, the President and Assistant Secretary of ANCHOR LIFE INSURANCE COMPANY, a corporation, the corporation named in the CERTIFICATE OF OFFICERS AS TO MERGER PROCEEDINGS attached hereto; that they make this verification individually and are authorized to make this verification for and on behalf of said Corporation; that they have read the foregoing CERTIFICATE OF OFFICERS AS TO MERGER PROCEEDINGS and know the contents thereof; that the same is true of their own knowledge, except as to those matters which are therein stated on their information or belief, and as to those matters they believe it to be true.

                                  /s/ Jack D. Rich
                                  -----------------------------------
                                  JACK D. RICH

                                  /s/ Richard D. Barger
                                  -----------------------------------
                                  RICHARDS D. BARGER


Subscribed and sworn to before me
this 30th day of November, 1966


/s/ [unreadable]
-------------------------------------
Notary Public in and for said County
and State

My Commission expires October 18, 1970



[SEAL]

Na. chg. to ANCHOR NATIONAL LIFE INSURANCE COMPANY                  FILED
                                                                    12/1/66


                         ANCHOR LIFE INSURANCE COMPANY

                      FIRST WESTERN LIFE INSURANCE COMPANY

                          PLAN AND AGREEMENT OF MERGER


         THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as the "Plan and Agreement") entered into by and between. ANCHOR LIFE INSURANCE COMPANY, a California insurance corporation, (hereinafter sometimes referred to as "ANCHOR LIFE"), and FIRST WESTERN LIFE INSURANCE COMPANY, an Arizona insurance corporation, (hereinafter sometimes referred to as "FIRST WESTERN");

                              W I T N E S S E T H:

         WHEREAS, ANCHOR LIFE has on the date hereof an authorized capital consisting of 100,000 shares of Common Stock, $15.00 par value, of which on the date hereof 20,000 shares are issued and outstanding, and 10,000 shares are reserved for issuance on the exercise of an option granted to ANCHOR CORPORATION, a Delaware corporation; and

         WHEREAS, FIRST WESTERN has, on the date hereof, an authorized capital of 20,000,000 shares of Class "A" (non-voting) Stock and 5,000,000 shares of Common (voting) Stock each having a par value of 21 cents per share, of which, on the date hereof, 707,650 shares of the Class "A' Stock are issued outstanding, and 225,000 shares of the Class "A" Stock are reserved for issuance on the exercise of options granted by FIRST WESTERN to its President and Executive Vice President, and 500,000 shares of the Common Stock are issued and outstanding; and

         WHEREAS, ANCHOR LIFE and FIRST WESTERN have the same officers and directors, said directors being five in number, and said officers consisting of a Chairman of the Board, President, Executive Vice President,
Secretary-Treasurer, an Assistant Treasurer and two Assistant Secretaries; and

         WHEREAS, ANCHOR LIFE and FIRST WESTERN (herein sometimes collectively referred to as the "Constituent Corporations") are legal reserve, capital stock life insurance corporations, and are engaged generally in the business of writing life insurance, health, accident and sickness insurance, annuities and other lines of insurance connected therewith; and

         WHEREAS, it is proposed to merge FIRST WESTERN with and into ANCHOR LIFE; and

         WHEREAS, the Boards of Directors of the Constituent Corporations have concluded that it is to the mutual advantage of the Stockholders and Policyholders of the Constituent Corporations that such a merger be effected, and that the Plan and Agreement is fair, just and equitable and in the best interests of such Stockholders and Policyholders; and

         WHEREAS, the Plan and Agreement has been duly approved by the Boards of Directors of FIRST WESTERN and ANCHOR LIFE as required by law;

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, it is hereby agreed that FIRST WESTERN shall be merged with and into ANCHOR LIFE as a single corporation (which shall be the surviving corporation and is hereinafter sometimes referred to as the "CORPORATION"), to be governed by the laws of the State of California, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

         I. Submission to Stockholders. The Plan and Agreement shall promptly be submitted to the Stockholders of the Constituent Corporations in the manner provided by the laws of the States of Arizona and California, respectively, upon such notice and publication as shall be required under such laws, and if the votes of the Stockholders representing, in the case of

ANCHOR LIFE, not less than two thirds of the total number of shares of its Common Stock issued and outstanding and entitled to vote thereon and, in the case of FIRST WESTERN, not less than two-thirds of the total number of shares of Class "A" Stock issued and outstanding and entitled to vote thereon and not less than two-thirds of the total number of shares of Common Stock, issued and outstanding and entitled to vote thereon, shall be for the adoption of the Plan and Agreement, then the Plan and Agreement shall be certified, signed, sealed and acknowledged, as provided in the applicable laws of such States, and the further covenants hereof shall become immediately effective. Any notices required by applicable law shall be mailed to Stockholders promptly after such adoption. If the Stockholders of either of the Constituent Corporations do not so adopt the Plan and Agreement then the Plan and Agreement shall thereupon terminate, without further action by any person.

         II. Application for Governmental Approvals. The Constituent Corporations shall take every reasonable and necessary step and action, including the preparation and filing of all necessary documents and papers to comply with and to secure such approval as may be required by the statutes, rules and regulations of such States and agencies thereof, the approval of which is necessary or desirable in order to effect and facilitate the merger contemplated hereby.

         Ill. Terms and Conditions and Mode of Carrying, the Merger into Effect. The merger contemplated hereby shall become effective on the first day of the month following the later of the performance of the last act, or the obtaining of the last approval, required to complete the same under the applicable statutes, rules and regulations of California and Arizona. (such date being herein referred to as the "Effective Date"). On the Effective Date:

         (a) FIRST WESTERN shall be merged with and into ANCHOR LIFE, the separate existence of FIRST WESTERN shall cease, and the CORPORATION shall continue in existence as a corporation incorporated under the laws of California;

         (b) The CORPORATION shall thereupon and thereafter, without other transfers, to the extent permitted by law, possess all the rights, privileges, immunities, powers and franchises of a public as well as of a private nature of each of the Constituent Corporations, and all assets and property, real and personal and mixed, and all issued and outstanding insurance policies, and all debts due on whatever account, including subscriptions to shares of capital stock and all other chosen in action and all and every other interest, of or belonging to or due to each of the Constituent Corporations so merged shall be taken and deemed to be transferred to and vested in the CORPORATION without further act or deed; and title to any real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in my way impaired by reason of such merger. In furtherance, and not in limitation of the foregoing:

         (i) All leases, accounts receivable, agency balances, claims and credits of any and all kinds, as well as all books, records, claim files, application files, agency lists, policyholder lists and prospect lists of FIRST WESTERN shall become the absolute property of the CORPORATION, without the necessity of execution of assignments, deeds, conveyances, bills of sale or other documents transferring title; and

         (ii) The CORPORATION shall succeed to all rights in any and all outstanding contracts and franchises and licenses of FIRST WESTERN, and all property insurance policies and fidelity bonds covering FIRST WESTERN shall inure to the benefit of the CORPORATION and such policies shall be endorsed accordingly as requested; and

         (c) The CORPORATION shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations in the same manner and to the same extent as if the CORPORATION had itself incurred the same or contracted therefor; and any claim existing or action or proceeding pending by or against either of the Constituent Corporations, whether civil or criminal, may be prosecuted to judgment as if such merger had not taken place, or the CORPORATION may be substituted in its place. Neither the rights of creditors nor any liens upon the property of either of the Constituent, Corporations so merged shall be impaired by such merger, but such liens shall be limited to the property upon which they were liens immediately prior to the time of such merger.

         (d) The assets and liabilities of FIRST WESTERN shall be taken up or continued an the books of the CORPORATION in the amounts at which such assets and liabilities shall be carried on the books of FIRST WESTERN as of the Effective Date, and the capital and surplus appearing on the books of FIRST WESTERN shall be entered and continued on the books of the CORPORATION as capital to the extent of the par value of the shares of stock of the CORPORATION issuable to the Stockholders of FIRST WESTERN as a result of the merger, and the balance as surplus;

         (e) On the Effective Date each issued and outstanding share of Common Stock of ANCHOR LIFE shall continue to be issued and outstanding Common Stock of the CORPORATION; and each share of issued and outstanding Class "A" (non-voting) Stock and Common Stock (voting) of FIRST WESTERN shall be converted into issued and outstanding shares of the Common Stock of the CORPORATION, on the basis described in Section IV hereof.

         IV. Conversion of Shares of Stock of First Western. The manner of converting the shares of FIRST WESTERN into shares of the CORPORATION shall be as follows:

         (a) Seventy-seven (77) shares of the issued and outstanding Common Stock (voting) and/or the Class "A" (non-voting) Stock of FIRST WESTERN shall, on the Effective Date, without any action on the part of the holder thereof and without any further action on the part of the CORPORATION or any officers thereof, automatically become and be converted into one share of the Common Stock of the CORPORATION; subject, however, to the provisions of paragraphs (b) and (c) of this Section IV.

         (b) No fractional shares of the capital stock of the CORPORATION shall be issued as a result of the merger contemplated hereby, and in the event the conversion of shares on the basis described herein results in any Stockholder of FIRST WESTERN being entitled to a fractional interest in the Common Stock of the CORPORATION, such Stockholder shall be given the option to sell such fractional interest or to purchase an additional fractional interest in the amount necessary to make a whole share. The CORPORATION shall act as Agent for such Stockholders in purchasing or selling such fractional interests, and any such Stockholder entitled to a fractional interest who shall not elect to purchase an additional fractional interest for consolidation, after the expiration of 10 days written notice from the CORPORATION of his right to do so, shall be deemed to have elected to sell his fractional interest. The Agent shall offset purchase and sell order with respect to fractional interests to the extent practicable.

         (c) After the Effective Date each holder of a Certificate representing outstanding shares of FIRST WESTERN Class "A" Stock (non-voting) or Common Stock (voting), (other than those to which Section VI hereof is applicable) shall be entitled, upon surrender of such Certificate or Certificates, to receive in exchange therefor a Certificate or Certificates issued by the CORPORATION representing the number of full shares of the Common Stock of the CORPORATION to which he is entitled in accordance with the Plan and Agreement. Until so surrendered, each outstanding Certificate which, prior to the Effective Date of the merger, represented shares of FIRST WESTERN stock, shall be deemed for all corporate purposes to evidence the ownership of such number of full shares of Common Stock of the CORPORATION to which the holder in entitled upon the exchange of such Certificate.

         (d) The CORPORATION shall be entitled to rely on the Stock Register of FIRST WESTERN to the same extent as if the same were its own Stock Register.

         V.      Shares of Stock of the Corporation.  Except as provided in
Section VI, the shares of capital stock of ANCHOR LIFE which were outstanding immediately prior to the Effective Date shall remain outstanding, and shall not be affected by the merger. Stock options outstanding at the Effective Date which were previously granted by ANCHOR LIFE shall remain outstanding.

         VI. Dissenting Shareholders. On the Effective Date any Stockholder of FIRST WESTERN or of ANCHOR LIFE who properly shall have objected to the merger contemplated hereby in accordance with the applicable provisions of the Arizona and California statutes, respectively, and who shall properly demand payment of the value of his shares as provided in said statute or statutes, shall thereafter have only such right; as are provided for such dissenting Stockholders in the applicable statute or statutes.

         VII. Stock Options. The outstanding Stock Options previously granted by FIRST WESTERN to its officers for the purchase of its Class "A" (non-voting) Stock shall be assumed by the CORPORATION at the Effective Date. The number of shares of Common Stock of the CORPORATION to which such assumed option agreements shall relate shall be the largest whole number obtained by dividing the number of shares of Class "A" (non-voting) Stock of FIRST WESTERN to which such option related immediately prior to the merger by seventy-seven
(77) and the option price shall be the option price relating to such option immediately prior to the Effective Date multiplied by seventy-seven (77).

         VIII. Articles of Incorporation, By-Laws, Officers of the Surviving Corporation. On the Effective Date:

         (a) Article I of the Articles of Incorporation of ANCHOR LIFE, as amended. shall be amended on the Effective Date to read as follows:

         "1. ARTICLE I. The name of the Corporation shall be ANCHOR NATIONAL LIFE INSURANCE COMPANY."

         As so amended such Articles shall be the Articles of Incorporation of the CORPORATION until further amended.

         (b) The By-Laws of ANCHOR LIFE in effect immediately prior to the Effective Date shall continue to be the By-Laws of the CORPORATION until further amended.

         (c) The officers of ANCHOR LIFE in office immediately prior to the Effective Date shall continue to be the officers of the CORPORATION until its Board of Directors shall otherwise determine.

         (d) The directors of ANCHOR LIFE in office immediately prior to the Effective Date shall be the directors of the CORPORATION and all such directors shall serve as provided in the By-Laws of the CORPORATION.

         IX. Fees and Commissions. No director or officer of either FIRST WESTERN or ANCHOR LIFE shall receive any fee, commission or other compensation whatever, directly or indirectly, not herein specifically provided, for in any manner aiding, promoting or assisting in the merger contemplated, except for services actually rendered and only to the extent permitted by law.

         X. Assumption Certificate. The CORPORATION, as soon after the Effective Date as practicable, shall send to each Policyholder of FIRST WESTERN a Certificate of assumption, evidencing the obligation of the CORPORATION to assume the liabilities of FIRST WESTERN in accordance with the terms and conditions of the respective policies of insurance and the provisions hereof, said Certificate of assumption to be in such form and to contain such terms and conditions as approved by the insurance supervisory officials of California and Arizona.

         XI.     Miscellaneous.

         (a) The Plan and Agreement may be executed in one more counterparts, each of which shall be considered an original;

         (b) Each of the Constituent Corporations shall cause to be executed and delivered such further and additional documents as may from time to time be required by law or which may be reasonably necessary or convenient for the purpose of consummating the merger contemplated hereby;

         (c) At any time before the Effective Date the merger contemplated hereby may be abandoned by resolution of the Board of Directors of either of the Constituent Corporations. In such event, the Plan and Agreement shall thereupon terminate without any further action by any person, and such termination shall be without liability on the part of either of the Constituent Corporations, their shareholders, directors or officers;

         (d) For accounting purposes only, all accounting entries and adjustments necessitated by the merger contemplated hereby shall be made on the books of the CORPORATION as of the close of business on the day immediately preceding the Effective Date of merger.

         IN WITNESS WHEREOF, pursuant to authority duly given by the respective Boards of Directors of the Constituent Corporations, this Plan and Agreement of Merger is hereby executed this 19th day of September, 1966, on behalf of the Constituent Corporations, by their respective Chairmen of the Board or Presidents and attested to by their respective Secretaries, or one of their respective Assistant Secretaries.

                                            ANCHOR LIFE INSURANCE COMPANY


                                            By      /s/ [unreadable]
                                               ----------------------------
                                            Chairman of the Board


                                            By      /s/ [unreadable]
                                               ----------------------------
                                            President

ATTEST:

/s/ [unreadable]
-------------------
Secretary



                                            By      /s/ [unreadable]
                                               ----------------------------
                                               Assistant Secretary

                                           FIRST WESTERN LIFE INSURANCE COMPANY



                                            By      /s/ [unreadable]
                                               ----------------------------
                                               Chairman of the Board


                                            By      /s/ [unreadable]
                                               ----------------------------
                                               President


ATTEST:

/s/ [unreadable]
-------------------
Secretary

                                            By      /s/ [unreadable]
                                               ----------------------------
                                               Assistant Secretary

STATE OF ARIZONA          )
                          )       ss
County of Maricopa        )

         On the 19th day of September, 1966, before me, a Notary Public in and for said County and State, personally appeared EDWARD B. BURR, known to me to be the Chairman, JACK D. RICH, known to me to be the President, MELVIN INTRILIGATOR, known to me to be the Secretary, and RICHARDS D. BARGER, known to me to be the Assistant Secretary, of ANCHOR LIFE INSURANCE COMPANY, the Corporation that executed the within Plan and Agreement of Merger, known to me to be the persons who executed the within Certificate on behalf of the Corporation therein named, and acknowledged to me that such Corporation executed the same pursuant to its By-Laws or a resolution of its Board of Directors.

         WITNESS my hand and official seal.


                                           /s/ Jerry J. Moorhead
                                           --------------------------------
                                           Jerry J. Moorhead
                                           Notary Public in and for said County
                                                        and State

                                           My Commission Expires April 8, 1969

STATE OF ARIZONA          )
                          )       ss
County of Maricopa        )


         On the 19th day of September, 1966, before me, a Notary Public in and for said County and State, personally appeared EDWARD B. BURR, known to me to be the Chairman, JACK D. RICH, known to me to be the President, MELVIN INTRILIGATOR, known to me to be the Secretary, and RICHARDS D. BARGER, known to me to be the Assistant Secretary, of FIRST WESTERN LIFE INSURANCE COMPANY, the Corporation that executed the within Plan and Agreement of Merger, known to me to be the persons who executed the within Certificate on behalf of the Corporation therein named, and acknowledged to me that such Corporation executed the same pursuant to its By-Laws or a resolution of its Board of Directors.

         WITNESS my hand and official seal.


                                           /s/ Jerry J. Moorhead
                                           --------------------------------
                                           Jerry J. Moorhead
                                           Notary Public in and for said County
                                                         and State

                                           My Commission Expires April 8, 1969

                                   BEFORE THE
                            DEPARTMENT OF INVESTMENT
                            DIVISION OF CORPORATIONS
                                     OF THE
                              STATE OF CALIFORNIA


In the matter of the application of        )       CERTIFICATION OF LACK  OF
                                           )       NECESSITY OF PERMIT FROM
ANCHOR LIFE INSURANCE COMPANY              )       THE COMMISSIONER OF
for a certificate.                         )       CORPORATIONS

                                                   FILE No. ALPHA

                                                   Receipt No. LA 377581

         I. JERALD S. SCHUTZBANK , Commissioner of Corporations of the state of California, do hereby certify that in my opinion a permit from the Commissioner of Corporations is not required under the provisions of the Corporate Securities Law in the matter of the proposed merger agreement, by and between FIRST WESTERN LIFE INSURANCE COMPANY, an Arizona corporation, and ANCHOR LIFE INSURANCE COMPANY, California corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 16th day of November 1966, at Los Angeles, California.


                                           JERALD S. SCHUTZBANK
                                           Commissioner of Corporations


                                           By     /s/ Michael J. Brody
                                              -----------------------------
                                              MICHAEL J. BRODY
                                              Senior Corporations Counsel

Cap Stock cha fr $1,500,000 to $1,100,000
                                                                    FILED
                                                                    12/22/67

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

MELVIN INTRILIGATOR and ROGER T. WICKERS certify:


1. That they are the Vice President and the Secretary, respectively, of ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California Corporation.

2. That at a meeting of the Board of Directors of said Corporation, duly held at Elizabeth, New Jersey, on the 2nd day of November, 1967, the following resolution was adopted:

         NOW, THEREFORE, BE IT RESOLVED, that the first paragraph of the ARTICLES of INCORPORATION of this Corporation be amended to read as follows:

                                   ARTICLE IV

         "The Corporation is authorized to issue one class of stock, which shall be designated as Common Stock; the total number of shares which this Corporation shall have authority to issue is 100,000, and the aggregate par value of all shares that are to be issued shall be One Million One Hundred Thousand Dollars ($1,100,000.00), and the par value of each of said shares shall be Eleven Dollars ($11.00), and upon effective date of this Amendment each outstanding $15.00 share is converted into one $11.00 share."

3. That at a meeting of the shareholders of said Corporation, duly held at Elizabeth, New Jersey, an the 19th day of December, 1967, a resolution was adopted, which resolution is identical in form to the directors' resolution set forth in paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution was 41,270; that no shares were voted against the adoption of said resolution; and that the total number of shares entitled to vote on or consent to said amendment was 48,221.

5. That upon the of Amendment of Articles of Incorporation as hereinabove set forth, each outstanding share of a par value of $15.00 is converted into and reconstituted as one share of Common Stock of a par value of $11.00.


STATE OF NEW JERSEY       )
                          )       ss.
COUNTY OF UNION           )


         MELVIN INTRILIGATOR and ROGER T. WICKERS being each first duly sworn, depose and say:
         That they are the Vice President and Secretary, respectively, of ANCHOR NATIONAL LIFE INSURANCE COMPANY and that they have read the foregoing Certificate of Amendment of Articles of Incorporation of ANCHOR NATIONAL LIFE INSURANCE COMPANY and know the contents thereof, and that the same is true of their own knowledge.

                                  /s/ Melvin Intriligator
                                  -----------------------------------
                                  Melvin Intriligator, Vice President

                                  /s/ Roger T. Wickers
                                  -----------------------------------
                                  Roger T. Wickers, Secretary

Subscribed and sworn to before me
this 19th day of December, 1967.

/s/ Elizabeth A. Gallagher
----------------------------------
Notary Public in and for said
County and State

My Commission expires on December 8, 1971

[SEAL]

                                                                    FILED
                                                                    6/20/68

Aggregate par value chg from $1,100,000 to $1,080,000

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OR INCORPORATION

         MELVIN INTRILIGATOR and ROGER T. WICKERS certify:

         1. That they are the Vice President and the Secretary, respectively, of ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California corporation.

         2. That at a meeting of the Board of Directors of said Corporation held at Elizabeth, New Jersey on the 10th day of June, 1963, the following resolutions were adopted:

         "NOW, THEREFORE, BE IT RESOLVED, that this Board of Directors does hereby propose and declare it advisable that the first paragraph of
Article IV of the Articles of Incorporation be amended to read as follows:

         'The Corporation is authorized to issue one class of stock, which shall be designated as Common Stock; the total number of shares which this Corporation shall have authority to issue is 300,000, and the aggregate par value of all shares that are to be issued shall be One Million Eighty Thousand Dollars ($1,080,000.), and the par value of each of said a shares shall be
Three Dollars and Sixty        Cents ($3.60), and, upon the effective date of
this Agreement, each outstanding share of the Common Stock of the par value of $11.00 per share is converted into three shares of the par value of Three Dollars and Sixty Cents ($3.60) per share.'

         "and be it further

         "RESOLVED, that the aforesaid amendment of the Article IV of the Articles of Incorporation be submitted to the stockholders of this Corporation, as hereinafter provided, for their approval, subject to approval by the California Insurance Commissioner."

         3. That at a meeting of the stockholders of said Corporation held at Elizabeth, New Jersey, an the 20th day of June, 1968, a resolution was adopted, subject to the approval of the California Insurance Commissioner, amending the first paragraph of Article IV of the Articles of Incorporation of Anchor National Life Insurance Company in identical form as set forth in paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolutions was 36,795 shares; that no shares were voted against the adoption of said resolutions; and that the total number of shares entitled to vote on or consent to said amendment was 48,266.

         5. That upon the Amendment of Articles of Incorporation as hereinabove set forth, each outstanding share of a par value of $11.00 is converted into and reconstituted as three shares of Common Stock of a par value of $3.60.

                                  /s/ Melvin Intriligator
                                  ----------------------------------------
                                  Melvin Intriligator, Vice President

                                  /s/ Roger T. Wickers
                                  ----------------------------------------
                                  Roger T. Wickers, Secretary

STATE OF NEW JERSEY       )
                          )       ss.
COUNTY OF UNION           )

         MELVIN INTRILIGATOR and ROGER T. WICKERS, being such first duly sworn, depose and say:

         That they are the Vice President and Secretary, respectively, of ANCHOR NATIONAL LIFE INSURANCE COMPANY and that they have read the foregoing Certificate of Amendment of Articles of Incorporation of ANCHOR NATIONAL LIFE INSURANCE COMPANY and know the contents thereof, and that the same is true of their own knowledge.

                                  /s/ Melvin Intriligator
                                  -----------------------------------
                                  Melvin Intriligator, Vice President

                                  /s/ Roger T. Wickers
                                  -----------------------------------
                                  Roger T. Wickers, Secretary


Subscribed and sworn to before me
this 20th day of June, 1968

/s/ [unreadable]
----------------------------------
Notary Public in and for Union
County, State of New Jersey.

My Commission expires on September 22, 1972

[SEAL]

                                                                    FILED
                                                                    12/31/68

                           CERTIFICATE OF OFFICERS OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            AS TO MERGER PROCEDURES


         The undersigned, MELVIN INTRILIGATOR and ROGER T. WICKERS, do hereby certify that they are and have been at all times hereinafter mentioned the duly elected and acting Vice President-Treasurer and Secretary, respectively, of ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California corporation, and do further hereby certify:

         (a) That a special meeting of the Board of Directors of said corporation was duly held at 10:00 o'clock a.m. on October 16, 1968, at 40 Parker Road, Elizabeth, New Jersey, at which time there was all times present and acting a quorum of said Board, to- wit, there (3) of the five (5) members thereof;

(b)     That at said meeting the following resolution was duly adopted:

         RESOLVED, that the Plan and Agreement of Merger, ("Plan") between this company and THE SELECTIVE LIFE INSURANCE COMPANY, in the form presented to this meeting and incorporated by this reference into this resolution as if fully set forth herein be, and the same hereby is, adopted and approved; and

         FURTHER RESOLVED, that the Plan, in the form submitted to this meeting, be submitted to the Shareholders of the company hereby calls a special meeting of the shareholders to be held at 40 Parker Road, Elizabeth, New Jersey, on Friday, November 22, 1968, at 10:00 a.m., local time, for the purpose, among other purposes, of voting upon the proposed Plan, and the proper officers of the company are hereby directed to send to each Shareholder entitled to vote at said meeting, a Notice of Special Meeting, Proxy Statement and Proxy, a copy of the form of Plan and Agreement of Merger and related Agreement between the company, ANCHOR CORPORATION and BANKERS UNITED LIFE ASSURANCE COMPANY, the unaudited Balance Sheet of the company as of June 30, 2968, the unaudited Balance Sheet of THE SELECTIVE LIFE INSURANCE COMPANY as of June 30, 1968, and the unaudited pro form Balance Sheet of the company and THE SELECTIVE LIFE INSURANCE COMPANY reflecting the combined balance sheets of the company and THE SELECTIVE LIFE INSURANCE COMPANY had the proposed merger taken effect on June 30, 1968, all substantially in the form submitted to this meeting and approved hereby, with such changes therein as the Chairman of the company shall approve; and

         FURTHER RESOLVED, that October 31, 1968, shall be fixed as the record date for the determination of holders of the $3.60 per value Common Stock of the company entitled to Notice of and to vote on such Plan, and that only such shareholders of record at the close of business on such date shall be entitled at; and

         FURTHER RESOLVED, that the Plan is the form approved by the shareholders be submitted to the Insurance Commissioner of the State of California, and any other state deemed appropriate by the officers of the company, for approval prior to its being filed with the Secretary of State of the State of California; and

         FURTHER RESOLVED, that the proper officers of the company be, and each of them hereby is, authorized and empowered to do or cause to be any act or thing, including the obtaining of the approval or authority of any state regulatory body which may be requisite or proper in the premises, and to make, execute and deliver and file any contract, agreement, document, or other instrument which any such person may, is his sole discretion, deem necessary, proper or advisable to effectuate and carry out the purposes and of the foregoing resolutions.

         (c)     That the vote in favor of said resolution was unanimous;

         (d) That a special meeting of the shareholders of said corporation was duly held at 10:00 o'clock a.m., on November 22, 1968, at 40 Parker Road, Elizabeth, New Jersey; that at said meeting the terms and conditions of said Plan and Agreement of Merger, refused to is said resolution of the Board of Directors, were approved by a vote of 165,021 common shares, constituting a vote of not less than 2/3rds of the issued and outstanding shares of each class of stock of said corporation:

         (e) That the total number of outstanding common shares of the corporation is 165,021, constituting the total number of outstanding shares of all classes of stock of said corporation;

         (f) That Notice of the time and place and purpose of said special meeting of shareholders was mailed to each shareholder not less than twenty
(20) days prior to said meeting; that with such Notice there was mailed a statement of the general terms of the proposed Plan and Agreement of Merger, and a copy of said Plan and Agreement of Merger;

         (g) that the name of the surviving corporation is ANCHOR NATIONAL LIFE INSURANCE COMPANY; and

         (h) that the Plan and Agreement of Merger between ANCHOR NATIONAL LIFE INSURANCE COMPANY and THE SELECTIVE LIFE INSURANCE COMPANY, filed with the Secretary of State of the State of California concurrently with this Certificate, pursuant to the provisions of Sec. 4111 of the Corporation Code, is the Plan and Agreement of Merger heretoabove referenced to, and sets forth the terms and conditions approved by said resolution of the directors and vote of the shareholders.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate this 18th day of December, 1968.

                                  /s/ Melvin Intriligator
                                  -----------------------------------
                                  Melvin Intriligator
                                  Vice President and Treasurer

                                  /s/ Roger T. Wickers
                                  -----------------------------------
                                  Roger T. Wickers, Secretary


STATE OF NEW JERSEY  )
                     )  ss:
COUNTY OF UNION      )


         MELVIN INTRILIGATOR, being first duly sworn, deposes and says that he is the Vice President and Treasurer of ANCHOR NATIONAL LIFE INSURANCE COMPANY, executing the foregoing CERTIFICATE OF OFFICERS OF ANCHOR NATIONAL LIFE INSURANCE COMPANY AS TO MERGER PROCEEDINGS on behalf of said Company, and that all the statements contained is said Certificate are true.


                                           /s/ Melvin Intriligator
                                           -------------------------------
                                           Melvin Intriligator


Subscribed and sworn to before me
this 18th day of December, 1968.

/s/ Elizabeth A. Gallegher
----------------------------------
Elizabeth A. Gallegher
Notary Public in and for said
County and State

[SEAL]



STATE OF NEW JERSEY  )
                     ) ss:
COUNTY OF UNION      )



                 ROGER T. WICKERS, being first duly sworn, deposes and says that he is the Secretary of ANCHOR NATIONAL LIFE INSURANCE COMPANY, executing the foregoing CERTIFICATE OF OFFICERS OF ANCHOR NATIONAL LIFE INSURANCE COMPANY AS TO MERGER PROCEDURES on behalf of said Company, and that all the statements contained in said Certificate are true.


                                           /s/ Roger T. Wickers
                                           --------------------------
                                           Roger T. Wickers


Subscribed and sworn to before me
this 18th day of December, 1968.

/s/ Elizabeth A. Gallegher
----------------------------------
Elizabeth A. Gallegher
Notary Public in and for said
County and State

                                                                    FILED
                                                                    12/31/68

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      THE SELECTIVE LIFE INSURANCE COMPANY


                          PLAN AND AGREEMENT OF MERGER

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      THE SELECTIVE LIFE INSURANCE COMPANY

                          PLAN AND AGREEMENT OF MERGER


         PLAN AND AGREEMENT OF MERGER (hereinafter referred to as the "Agreement") entered into as of the 31st day of October, 1968, by and between ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California insurance corporation, (hereinafter sometimes referred to as "Anchor Life") and THE SELECTIVE LIFE INSURANCE COMPANY, an Illinois insurance corporation, (hereinafter sometimes referred to as "Selective").

         WHEREAS, Anchor Life and Selective are legal reserve capital stock life insurance corporations and are engaged generally in the business of writing life insurance, health, accident and sickness insurance, annuities and other lines of insurance connected therewith; and

         WHEREAS, it is proposed to merger Selective with and into Anchor Life; and

         WHEREAS, the boards of directors of Anchor Life and Selective have concluded that it is to the mutual advantage of the stockholders and policyholders of said corporations that such a merger be effected, and that the Agreement is fair, just and equitable, and in the best interests of such stockholders and policyholders; and

         WHEREAS, the Agreement has been duly approved by the boards of directors of Anchor Life and Selective as required by law;

         NOW, THEREFORE, this Agreement

                             W I T N E S S E T H :

that in consideration of the mutual promises hereinafter set forth end for other good and valuable considerations, it is hereby agreed that Selective shall be merged with and into Anchor Life, which shall be the surviving corporation (and is hereinafter sometimes referred to as the "Corporation"), to be governed by the laws of the State of California, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

         FIRST: Representations of Selective. Selective represents and warrants as follows:

         1. Selective is an insurance corporation duly organized and existing and in good standing under the laws of the State of Illinois, having an authorized capital consisting of 600,000 shares of Common Stock, of a par value of $1.00 per share, of which, on the date hereof, 413,075 shares are issued and outstanding, and there are not outstanding options of the purchase of such stock.

         2. The unaudited financial statements of Selective as of June 30, 1968, heretofore furnished to Anchor Life, present fairly the financial condition of Selective as at the date hereof and the results of its operations for the period then ended, and are in conformity with the statutes of Illinois applicable to life insurance companies and the applicable rules and regulations thereunder; and the list of the assets and the location thereof as of September 30, 1968, heretofore or herewith furnished to Anchor Life, is in all respects true and correct.

         3. Since June 30, 1968, there has been no material adverse change in the condition (financial or otherwise), or in the assets, liabilities or business of Selective from those set forth or reflected in the financial statements referred to in subparagraph (2) hereof; there has been no damage, destruction, extraordinary death claims, or any other loss materially and adversely affecting the business, prospects or property of Selective; and as of the Effective Date there will have been no such change; provided, however, that : (a) the transfer, assignment, assumption by another insurance company, or other removal of the insurance in force on the books of Selective shall not be deemed to be a material adverse change; and (b) not change shall be deemed to be material and adverse if, notwithstanding such change, Selective shall have on the Effective Date assets of the amount and character described in paragraph 10 of this Article FIRST.

         4. Since June 30, 1968, there has been no change in the capitalization of Selective; and between the date of this agreement and the Effective Date, Selective will not issue any additional shares of its Common Stock or grant options with respect thereto, and will not purchase any shares of its Common Stock.

         5. At June 30, 1968, Selective did not have, and as of the Effective Date it will not have, any liability not included or provided for in the financial statements as at that date heretofore referred to or which shall have been thereafter incurred in the ordinary course of business and shall have no material adverse effect on the business or property of Selective; and the amounts set up as policy reserves and valuation reserves are sufficient and as of the Effective Date will be sufficient and as of the Effective Date will be sufficient for their respective purposes; and the reserves for federal taxes as of the same date, together with all refunds to be received, will be sufficient for the payment of all unpaid federal, state and local taxes, for all fiscal years and periods prior to the Effective Date. Selective has filed all federal, state, county and local tax returns which are required to be filed by it, and such returns are true and correct.

         6. Selective has and will on the Effective Date have good title to all of its properties and assets, including those reflected in the financial statements hereinbefore referred to, and such properties and assets are subject to no mortgage, pledge, lien or other change or encumbrance except as shown in such financial statements.

         7. There are not actions. proceedings or investigations pending against or affecting Selective in any court, tribunal or agency, and there are no orders, writs, injunctions, or decrees of any court, tribunal or agency pending against or affecting Selective, except as set forth in Exhibit A hereto annexed; and Selective agrees to notify Anchor Life in writing of any legal action instituted or threatened against it between the date of this agreement and the Effective Date, and that as of the Effective Date there will be no action, proceeding, investigation, order, decree or claim existing, pending or threatened which may adversely affect Selective.

         8. Selective is not a party to any material written or oral contract except as set forth and described in Exhibit B hereto annexed, including, without limiting the foregoing, any employment contract which is not terminable without cost or expense to Selective, any contract with a labor union or association, any bonus, pension, profit sharing, retirement, stock purchase, hospitalization, insurance or similar plan providing employees' benefits, any distribution, sales, agency or advertising contract which is not terminable without cost to Selective or any successor, any leases with respect to any property, real or personal, or any contracts or commitments for capital expenditures; and Selective agrees that as of the Effective Date it will hold or be subject to no leases of real or personal property.

         9. Selective has duly complied with all laws and regulations applicable to it in the State of Illinois, and in each other state in which it is authorized to do business, and it now and on the Effective Date will be fully authorized to do business and is and will be in good standing in the States of California, Florida, Illinois, Indiana, Iowa, Minnesota, Montana, Nebraska, North Dakota, Oregon and Washington.

         10. (a) On the Effective Date, Selective shall have not less than $817,000 of capital and surplus based on convention statement values. All of the assets of Selective shall be admissible for insurance companies domiciled in the State of California, shall be readily marketable, shall not include any real estate, and shall have an aggregate fair market value of $817,000 after deducting all liabilities and reserves.

         (b) Securities shall be deemed to be marketable if they are freely traded on a national securities exchange or over-the- counter and if market quotations are readily available through normal financial channels. Securities listed or traded on an exchange shall be valued at the last sale price on the exchange on the last business day preceding the Effective Date, and if there shall have been no sale on that date, then at the closing bid price. Securities traded over-the -counter shall be valued at the closing bid price on the day preceding the Effective Date.

         SECOND: Representations of Anchor Life. Anchor Life represents and warrants as follows:

         1. Anchor Life is an insurance corporation duly organized and existing and in good standing under the laws of the State of California, having an authorized capital consisting of 300,000 shares of Common Stock, of the par value of $3.60 per share, of which, on the date hereof, 165,021 shares are issued and outstanding; and there are no outstanding options for the purchase of such stock.

         2. The unaudited financial statements of Anchor Life as of June 30 1968, heretofore furnished to Selective, present daily the financial condition of Anchor Life as at the date thereof and the results of its operations for the period then ended, and are in conformity with the statutes of California applicable to life insurance companies and the applicable rules and regulations thereunder.

         3. Since June 30, 1968, there has been no material adverse change in the condition (financial or otherwise) or in the assets, liabilities or business of Anchor Life from those set forth or reflected in the financial statements referred to in subparagraph (2) hereof; and there has been no damage, destruction or other loss materially and adversely affecting the business prospects or property of Anchor Life; and as of the Effective Date there will have been no such change; provided, however, that no reduction of surplus by reason of the additions to insurance in force on the books of Anchor Life shall be deemed a material adverse change.

         4. Anchor Life has good title to all of its properties and assets, including those reflected in the financial statements hereinbefore referred to, and such properties and assets are subject to no mortgage, pledge, lien or other charge or encumbrance except as shown in such financial statements.

         5. There are no actions, proceedings or investigations pending against or affecting Anchor Life in any court, tribunal or agency and there are no orders, writs, injunctions or decrees of any court, tribunal or agency pending against or affecting Anchor Life, except as set forth in Exhibit C hereto annexed; and Anchor Life agrees to notify Selective in writing of any legal action instituted or threatened against it between the date of this agreement and the Effective Date.

         6. Anchor Life has duly complied with all laws and regulations applicable to it in the State of California, and in each other state in which it is authorized to do business, and it now and on the Effective Date will be fully authorized to do business and is and will be in good standing in the States of Alabama, Arizona, California, Hawaii, Idaho, Indiana, Montana, Nevada, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington and Wyoming.

         THIRD:  (1)  Submission to Stockholders.   This Plan and Agreement
shall as soon as practicable to submitted to the stockholders of Anchor Life and Selective (which are hereinafter sometimes referred to as "the constituent corporations") in the manner provided by the laws of the States of California and Illinois, respectively; and if the votes of stockholders representing in the case of each of the constituent corporations not less than two-thirds of the total number of shares of its Common Stock issued and outstanding and entitled to vote thereon, shall be in favor of the adoption of this Plan and Agreement, then this Plan and Agreement shall be certified as may be provided by the applicable law of each such state, any notices required by such laws shall be mailed to stockholders, and the further covenants hereof shall become effective as hereinafter provided.

         (2)  Applications for Government Approvals.   Each of the constituent
corporations shall take every reasonable and necessary step, including the preparation, execution and filing of all necessary documents and applications, to secure such approval, licenses and permits as may be required by the laws, rules and regulations of the States of California and Illinois, respectively, and of such other states and agencies thereof, the approval of which Anchor
Life shall deem to be necessary or desirable in order to effect and facilitate the merger hereby contemplated. Selective hereby authorized Anchor Life, its officers and counsel, to act on behalf of Selective in taking any action which Anchor Life, its officers and counsel, to act on behalf of Selective in taking any action which Anchor Life shall deem desirable to obtain such approvals, licenses and permits, and agrees that its officers and directors will sign, seal and otherwise execute and file such instruments and documents for the purpose as Anchor Life may request.

         FOURTH:  Manner and Basis of Converting Shares of Stock.

         1. On the Effective Date, without any action on the part of the holder thereof, each twenty (20) shares of the issued and outstanding Common Stock of Selective shall automatically become and be converted into on (1) share of Common Stock of Anchor Life, the continuing corporation.

         2. No fractional shares of the capital stock of the corporation shall be issued, and in the event that the conversion of shares on the basis described in the foregoing paragraph 1, results in any stockholder of Selective being entitled to a fractional interest in the Common Stock of the corporation, Anchor Life will purchase such interest for an amount in cash based upon a price of $60. for one full share.

         3. After the Effective Date each holder of a certificate representing outstanding shares of Selective (other than those to which paragraph 6 of this Article is applicable) shall be entitled, upon surrender of such certificates issued by Anchor Life as the continuing corporation, representing the number of full shares of the Common Stock of the corporation to which he is entitled. Until so surrendered, each outstanding certificate of stock of Selective (other than those to which said paragraph 6 is applicable) shall be deemed for all corporate purposes to evidence the ownership of the number of full shares of Common Stock of the corporation to which the holder thereof shall be entitled upon exchange thereof.

         4. The corporation shall be entitled to rely on the stock register of Selective to determine the names of its stockholders and the number of shares held by each as of the Effective Date.

         5. Except as provided in paragraph 6 of this Article, the shares of Common Stock of Anchor Life which were outstanding immediately prior to the Effective Date, shall remain outstanding and shall not be affected by the merger.

         6. Any stockholder of Anchor Life or of Selective, who shall have objected to the merger hereby contemplated in accordance with the applicable provisions of the laws of California and Illinois, respectively, and who shall make proper demand for the payment of the value of his shares as provided in said respective laws shall, after the Effective Date, have only such rights as are provided for such dissenting stockholders by the applicable laws of said states.

         FIFTH:   Mode of Carrying Merger Into Effect.  On the Effective
Date, as hereinafter defined, and subject to the further conditions hereinafter set forth:

         1. Selective shall be merged with into Anchor Life, the separate existence of Selective shall cease, and Anchor Life (the "Corporation") shall continue in existence as an insurance corporation organized and existing under the laws of California.

         2. To the extent permitted by law, the Corporation shall thereupon and thereafter, without other transfers or conveyances, possess all of the rights, privileges, immunities, powers and franchises of each of the constituent corporations, all assets and property, real, personal and mixed, all insurance policies, all debts and accounts receivable, and other cases in action, and all and every other interest of or belonging to each of the constituent corporations shall be deemed to be transferred to and vested in the corporation. Without limiting the foregoing, all leases, agency balances, claims and credits, books, records, files, agency lists, policyholder lists and prospect lists of Selective, shall become the property of the corporation without the necessity of execution of assignments, conveyances, bills of sales or other documents transferring title; and the corporation shall succeed to all rights in any and all outstanding contracts, franchises and licenses of Selective, and all property, insurance policies and fidelity bonds covering Selective shall inure to the benefit of the corporation.

         3. The corporation shall further be responsible for and be subject to all the liabilities and obligations of each of the constituent corporations, and neither the rights of creditors nor any liens upon the property of either of the constituent corporations shall be impaired by such merger, but any such liens shall be limited to the property upon which they were liens immediately prior to the Effective Date.

         4. The corporation shall assume the liabilities of Selective on any policies of insurance outstanding at the Effective Date or shall cause the same to be assumed by another insurance company acceptable to Selective; and as soon after the Effective Date, as practicable, the corporations shall send or shall cause to be sent, to each policy holder of Selective as of the Effective Date, a certificate of assumption, in such form an containing such terms and conditions as may be approved by the insurance supervisory authorized of the States of California and Illinois.

         SIXTH: (a) The articles of incorporation of Anchor National Life Insurance Company, as amended to the Effective Date, shall be the articles of Incorporation of the surviving corporation until further amendment.

         (b) The by-laws of Anchor Life, in effect immediately prior to the Effective Date, shall continue to be the by-laws of the surviving corporation until further amended.

         (c) The directors and officers of Anchor Life, in office immediately prior to the Effective Date, shall continue to be the directors and officers of the surviving corporation to serve as provided in the by-laws of that corporation.

         SEVENTH:   Effective Date, Conditions and Termination.

         1. The Effective Date of the merger hereby contemplated shall be the day of the month on which shall occur the later of the performance of the last act or the obtaining of the last approval required to complete the same under the applicable laws, rules and regulations of the States of California and Illinois, provided that said Effective Date shall in no event be later than March 31, 1969, and that on or before the Effective Date as herein defined, the following conditions shall have been fulfilled:

         (a) The Plan and Agreement of Merger shall have been duly approved by the vote of two-thirds of the stockholders of each of the constituent corporations in compliance with the law of state of its incorporation.

         (b) All necessary approvals, licenses and permits shall have been issued by and received from the regulatory authorities of the States of california and Illinois, respectively, including, without limitation, permission of the Commissioner of Corporations of the State of California to issue and distribute the stock herein provided to be issued to the Stockholders of Selective, and approval by the Commissioner of Insurance of Illinois of the admission of Anchor Life (the surviving corporation) to conduct its insurance business in Illinois.

         (c) All representations made by Selective in Article FIRST hereof or elsewhere in this Agreement, shall be true and correct as of the Effective Date except to the extent that changes have occurred which are contemplated by this agreement, or which are the results of transactions entered into in the ordinary course of business from the date hereof to the Effective Date and which shall not materially and adversely affect the business and finances of Selective, as such terms are defined in paragraph 3 of Article FIRST hereof, and Selective shall have delivered to Anchor Life a certificate to that effect, signed by each of the executive officers of Selective under the corporate seal.

         (d) All representations made by anchor Life in Article SECOND hereof or elsewhere in this Agreement, shall be true and correct as of the Effective Date except to the extent that changes have occurred which are contemplated by this agreement, or which are the results of transactions entered into in the ordinary course of business from the date hereof to the Effective Date, and Anchor Life shall have delivered to Selective a certificate to that effect, signed by each of the executive officers of Anchor Life, under the corporate seal.

         (e) Anchor Life shall have received the opinion of Messrs. McBride, Baker, Wienke & Schlosser as counsel to Selective, or of other counsel acceptable to Anchor Life, to the effect that as of the Effective Date: (1) Selective is an insurance corporation duly organized and existing and authorized to do business under the laws of the State of Illinois, having authorized capital of 600,000 shares of common stock of the par value of $1 per share, which 413,075 shares are issued and outstanding, and the are no outstanding options for the purchase of such stock; (2) Selective has good title of all of the properties and assets to be acquired by the continuing corporation pursuant to paragraph 10 of Article FIRST hereof, and such properties and assets are subject to no mortgage, pledge, lien or other charge or encumbrance; (3) there is no action, proceeding, investigation, order, decree or claim existing, pending or threatened which may materially and adversely affect Selective; and (4) Selective has taken al corporate steps necessary to authorize and effectuate this merger in accordance with the laws of the State of Illinois, and has duly filed the necessary documents and obtained from the regulatory authorities of the State of Illinois valid and effective approvals, licenses and permits as contemplated by paragraph 1(b) of this Article SEVENTH.

         (f) Selective shall have received an opinion of Messrs. Poindexter & Barger or their successors as counsel to Anchor Life, verifying the representations made by Anchor Life in paragraphs 1, 4, 5 and 6 of said Article SECOND, and further to the effect that Anchor Life has duly taken all corporate steps necessary to effectuate this merger in accordance with the laws of the State of California, and has duly filed the necessary documents and obtained valid and effective permits or approval thereof by the appropriate authorities of the State of California. In giving their opinion with respect to states other than California, counsel may rely upon the opinions of counsel practicing in such other states.

         (g) Anchor Life shall have received an opinion of Messrs. McBride, Baker, Wienke & Schlosser, or of other counsel satisfactory to it, to the effect that the agreement between Anchor Corporation, Anchor Life and Bankers United Life Assurance Company, executed simultaneously herewith, has been duly authorized and executed by said Bankers United Life Assurance Company within its corporate powers and in accordance with the laws of the state of its incorporation, and is a valid and binding obligation of said corporation.

         2. (a) In the event that the foregoing conditions shall not have been fulfilled on or before March 31, 1969, the parties may by mutual agreement in writing extend said date and defer the Effective Date accordingly; but it there shall be no such extension, this agreement shall automatically terminate and be deemed to be abandoned, without any obligation on the part of either party to the other.

         (b) If, on the Effective Date, the conditions set forth in subparagraphs (a), (b), (c), (e) and (g) of the foregoing paragraph 1, shall not have been fulfilled, this agreement may be terminated by Anchor Life at its option and upon written notice to Selective and the same shall thereupon be deemed to have been terminated and abandoned, without liability or obligation of either party to the other.

         (c) If, on the Effective Date, the conditions set forth in subparagraphs (a), (b), (d) and (f) of the foregoing paragraph 1, shall not have been fulfilled, this agreement may be terminated by Selective at tits option and upon written notice to Anchor Life and the same shall thereupon be deemed to have been terminated and abandoned, without liability or obligation of wither party to the other.

         EIGHTH:  Miscellaneous.

         1. This Plan and Agreement may be executed in one or more counterparts, each of which shall be considered an original.

         2. Each of the constituent corporations shall cause to be executed and delivered such additional documents and instruments of further assurance as may from time to time be required by law or which may be reasonably required by the other party for the purpose of consummating the merger hereby contemplated.

         3. For accounting purposes only, all accounting entries and adjustments necessitated by the merger contemplated hereby, shall be made on the books of the surviving corporation as of the close of business on the Effective Date.

         4. Each of the parties hereto agrees to indemnify and hold the other harmless against any claim for brokerage commissions or finders' fees which such indemnifying party may have incurred in connection with this Agreement.

         5. Any notice required or permitted to be given hereunder shall be deemed to be sufficiently given if addressed and sent by registered mail or by telegram to:

                 Anchor National Life Insurance Company
                 2146 Towne House Tower
                 100 W. Clarendon Street
                 Phoenix, Ariz.   85013

                 The Selective Life Insurance Company
                 222 W. Adams Street
                 Chicago, Illinois  60606

         IN WITNESS WHEREOF, Pursuant to the authority of their respective boards of directors, the constituent corporations have caused this Plan and Agreement to Merger to be executed by their respective corporate seals to be affixed as of the day and year first above written.

                          ANCHOR NATIONAL LIFE INSURANCE COMPANY


                          By        /s/ [unreadable]
BY:                         ------------------------------------

/s/ [unreadable]
----------------
                          THE SELECTIVE LIFE INSURANCE COMPANY


                          By        /s/ [unreadable]
                            ------------------------------------
ATTEST:

/s/ [unreadable]
----------------

STATE OF ARIZONA   )
                   )  ss.
COUNTY OF MARICOPA )

         On this 27th day of December, 1968, personally appeared before me Jack
D. Rich and Carroll E. Dietie, II, known to me to be President and Assistant Secretary respectively, of Anchor National Life Insurance Company, the Corporation which executed the Plan and Agreement of Merger with The Selective Life Insurance Company, dated October 31, 1968, and acknowledged to me that said Corporation executed the same.


Subscribed and sworn to before me this 27th day of December, 1968.

                                           /s/ [unreadable]
                                           ---------------------
                                           Notary Public

My Commission expires:

February 6, 1971

STATE OF ILLINOIS
                          ss:
COUNTY OF COOK



         I, Jeri A. Henrich, a Notary Public, do hereby certify that on the 31st day of October, A.D. 1968, personally appeared before me David J. Elmore, who declared that he is the President of THE SELECTIVE LIFE INSURANCE COMPANY, one of the corporations executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.



                                           /s/ Jeri A. Henrich
                                           -------------------
                                           Notary Public

                                  EXHIBIT "A"


                 1.      Internal Revenue Service Proceeding (Midwest Region-
                 Reference: The Selective Life Insurance Company AP:CHI:TAC): covering various items for the taxable years 1958 through 1964.

                                  EXHIBIT "B"


1. Agreement between The Selective Life Insurance Company and Group Association Plans, Inc. dated October 1, 1968.

2. Commission Agreement between The Selective Live Insurance Company and Interstate Brokerage dated February 1, 1966.

3. Reinsurance Agreement between Bankers United Life Assurance Company and The Selective Life Insurance Company.

4. Reinsurance Agreement between Bankers United Life Assurance Company and The Selective Life Insurance Company with respect to Group Life Insurance Policy No. 100 and the Rider thereto and Group Life Insurance Policy No. 101, issued by The Selective Life Insurance Company to the Jewish War Veterans of the Unites States of America.

5. Group Life Insurance Policy No. 100 issued by The Selective Life Insurance Company to the Jewish Veterans of the United States of America.

6. Group Life Insurance Policy No. 101 issued by The Selective Life Insurance Company to the Jewish War Veterans of the United States of America.

                            ADMINISTRATION AGREEMENT


Policyholder:    Life Insurance on members of the Jewish War Veterans of the
                 United States, Inc.


Policy Number(s): Master Group Policy #100 and #101 issued by certificates
Effective Date:   on form #GP-23, GP-22, and GP-23D.

         The following Agreement entered into by and between Group Association Plan, Inc. (herein call First Party) of_____________________________
         and The Selective Life Insurance Company (herein called Company) of Chicago, Illinois on this 1st day of October, 1968.

WITNESSETH:

         IT IS MUTUALLY AGREED AS FOLLOWS:

         1. The First Party agrees to assume responsibility for the performance of all "Administration" as such term is hereinafter defined, with respect to the Policy (or policies) hereinbefore described: and the Company agrees to pay to the First Party, as compensation for services rendered in the performance of this function 12-1/2% of Adjusted premiums of the premium paid in cash to and accepted by the Company on such Policy (or policies) during the period this Agreement continue in force.

         2. The term "Administration" as used in this Agreement, shall mean the performance of any one or more of the following functions as are from time to time to time required by the Company:

         (a) Maintenance of all records necessary to enable the Company to determine at any time, the true and accurate status of the insurance in force.

         (b) Preparation and delivery of Certificates or Individual Policies of Insurance to all Insurance to all insured persons.

         (c)     Preparation of all premium statements.

         (d) Collection of premiums and reporting of same to the Home Office of Company.

         (e) Furnishing to the Home Office of the Company any and all required data necessary in connection with underwriting view for renewal of said Policy (or policies).

         (f) Any other duties which the Company might reasonably require to be performed in connection with said Policy (or policies).

         3. Any compensation accruing hereunder shall be payable as the premium on the hereinbefore described Policy (or policies) is paid in cash to and accepted by the Company. Compensation received hereunder based upon any premium or portion thereof returned by the Company shall be immediately repaid to the Company. If any Policy covered by this Agreement is terminated either by the Company or the Policyholder all right to compensation for services rendered on such Policy shall be immediately terminated.


     * Adjusted Premiums which shall mean the gross premium developed during such policy year, minus any premium refunds due to cancellations L-407-076 occurring during such policy years.

         4. This Agreement shall take effect as of January 1, 1969 for a term of one year from that date, and shall automatically be renewed from year to year thereafter so long as the above described Policy (or policies) continues in full force and effect, unless either Party hereto notifies the other, in writing, not less than thirty (30) days prior to the end of a term of their intention not to renew and provided (a) the First Party is a licensed agent or broker during such renewal year and (b) the First Party has the permission of the Policyholder to service its interests under the Agreement hereto and to solicit for new insurance during such renewal year, and (c) the First Party shall perform such service and solicitation in a manner satisfactory to the Company.

         5. This Agreement or any renewal thereof may be canceled by either Party at any time and without cause upon the giving of not less than thirty (30) days prior written notice to the other party.

         6. All Obligations of the Company to compensate the First Party for services rendered, with respect to functions performed after termination of this Agreement, and all obligations of the First Party to perform requested functions, in behalf of the Company, for periods subsequent to such termination, shall be canceled as of the effective date of such termination.

         7. The Company's sole payment to the First Party, as compensation for performing functions defined in paragraph two (2) above, shall be the sum specified in paragraph on (1) hereof. No other payments shall be made to the First Party respecting g such functions.

         8. This Agreement constitutes the entire contract between the Parties hereto. Any amendments or modifications shall be in writing and jointly signed by both parties.

         IN WITNESS WHEREOF this Agreement has been executed in duplicate by the undersigned parties on the date first above mentioned.


                                             -----------------------------------
                                                                     First Party

                                             -----------------------------------


                                             -----------------------------------
                                                                         Company

                                             -----------------------------------

                      THE SELECTIVE LIFE INSURANCE COMPANY
                         a legal reserve stock company

                             222 West Adams Street
                            Chicago, Illinois 60606
                               Telephone 346-9079


                              COMMISSION AGREEMENT


                                                   February 1, 1966

INTERSTATE BROKERAGE                               WASHINGTON, D.C.
Soliciting Agent                                   City and State


THE SELECTIVE LIFE INSURANCE COMPANY hereby agrees to pay you commissions on the regular premiums as paid in cash to said Company on Policy No. AG 100 and AG 101 issued by said Company on the Group Life Insurance plan on the life of Members of the Jewish War Veterans of the U.S. as follows:

TWO PERCENT  (2%) percent of the first year's premium, and
TWO PERCENT  (2%) percent of the second and subsequent years' premiums, not
exceeding a total renewal period of   N/A  years, provided said policy remains
continuously in force and premiums are paid in cash at the Home Office of the Company during said period.

No assignment of this agreement or of commissions hereunder shall be valid unless authorized in advance in writing by the Agent any by the Company.

No authority is granted to make, after or discharge contracts for Company or waive forfeitures, grant permits, name special rates, or bind company in any way or under any circumstances to receipt for deferred or renewal premiums, or make any endorsements on the policies of Company, or to receive any monies due or to become due Company.

Should Company for any reason refund any premium on any policy covered hereunder, any commission received on such premium shall be refunded upon demand.

Payment of any commissions hereunder shall be expressly subject to any indebtedness due the Company by the Agent, a first lien in their favor with all offset rights being reserved to them.

Under no circumstances whatsoever shall the be paid or allowed, or offered to be paid or allowed, any rebate of premium in any manner whatsoever, directly or indirectly.

No renewal commissions will be paid on premiums waived or paid by Company under the disability provision of any policy.

This agreement will take effect only when approved in writing by said
Company.

                                           /s/ [unreadable]
                                           ----------------
                                           Agent

Approved this 1st day of
February, 1966.

THE SELECTIVE LIFE INSURANCE COMPANY


By:        /s/ [unreadable]
   ---------------------------------

                                                                    ENDORSED
                                                                    FILED
                                                                    7/24/69


                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       (As Amended Through June 20, 1968)


         The undersigned, Melvin Intriligator and Roger T. Wickers hereby certify that they are, respectively, the duly elected and acting Vice President and Secretary of Anchor National Life Insurance Company, a California corporation, and that the following correctly sets forth the text of the Articles of Incorporation of said corporation, as amended to the date of this certificate:


                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

KNOW ALL MEN BY THESE PRESENTS:

         That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and WE HEREBY CERTIFY:


                                   ARTICLE I

         The name of the corporation shall be:

         ANCHOR NATIONAL LIFE INSURANCE COMPANY.


                                   ARTICLE II

         That the primary purpose for which the corporation is formed is:

         To engage in the business of insurance as principal, and make contracts of life and endowment insurance, and grant, purchase or dispose of annuities or endowments of any kind; and in such contracts, or in contracts supplemental thereto, to provide additional benefits in the event of death of the insured by accidental means, total and permanent disability to the insured, or specified dismemberment or disablement suffered by the insured; to insure against loss or damage by the sickness, bodily injury or death by accident of the insured. In addition, to the specific lines herein provided, the corporation shall also be empowered to transact any kind or class of insurance which may now or hereafter be permitted to be written, insured or assumed by the corporation of this class and character.

         The corporation shall also have the following general powers:

         (a) To enter into contracts or treaties of reinsurance and coinsurance;

         (b) To purchase, rent, or otherwise acquire real estate and personal property; to sell, lease, mortgage, exchange or otherwise dispose of the same, in whole or in part; to take, hold, and manage every kind of property, real, personal or mixed; to convey or otherwise transfer the same or any part thereof; to rent and lease buildings and lands and all kinds of property from any and to any person whomsoever;

         (c) To purchase or otherwise acquire real and personal property of any and all kinds that may be lawfully held by a California insurance corporation, including, but not limited to, lands, leaseholds, shares of stock, bonds, mortgages, debentures, and other securities;

         (d) To lend money and take as security for loans, mortgages and deeds of trust, or either, of real property and pledges of personal property, as may be permitted by law.

         (e) To borrow money, and from time to time, accept, endorse, execute and issue bonds, debentures, promissory notes, bills of exchange and other obligations of the corporation for moneys borrowed or in payment for property acquired, or for any of the other objects or purposes of the corporation or its business and to secure the payment of any such obligation by mortgage, pledge, deed, indenture, agreement, or other instrument of trust, or by lien upon, assignment of, or agreement in regard to all or any part of the property rights or privileges of the corporation wherever situated, whether now owned or hereafter to be acquired.

         (f) To make, enter into, carry out and perform contracts of every kind and character with any person, firm, association, corporation, either public or private, municipal or body politic, and with the Government of the United States or any State thereof or any foreign country.

         (g) The foregoing clauses shall be liberally construed as to purposes and powers, and shall not be construed or held as limiting or restricting any purposes and powers of this corporation which are authorized, or granted, or which may be authorized or granted by the laws of the State of California.


                                  ARTICLE III

         That Los Angeles County is the County in this State where the corporation shall maintain its principal office for the transaction of business. The corporation may, when deemed expedient by the Board of Directors, establish offices and transact business anywhere in the United States of America, the Dominion of Canada, the territories of either, and in foreign countries.

                                   ARTICLE IV

         The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 300,000, and the aggregate par value of all shares that are to be issued shall be One Million Eighty Thousand Dollars ($1,080,000.), and the par value of each of said shares shall be Three Dollars and Sixty Cents ($3.60), and, upon the effective date of this Amendment, each outstanding share of the common stock of the par value of $11.00 per share is converted into three shares of the par value of Three Dollars and Sixty Cents ($3.60) per share.

         No holders of stock of the corporation shall have any preferential, pre-emptive or other rights to subscribe for or to purchase from the corporation any stock in the corporation of any class, whether or not now authorized, or other securities which the corporation may at any time issue.

         The common stock of the corporation shall not be assessed by any set of the corporation or its directors or officers, and when issued, shall be fully paid, and no holder of such stock shall be liable for any debts or liabilities of the corporation.


                                   ARTICLE V

         The Board of Directors shall consist of not less than five (5) members and not more than seven (7) members, the exact number of which shall be fixed by a by-law adopted by the shareholders or by the Board of Directors.

         The minimum and maximum number of Directors may be changed by a by-law duly adopted by the shareholders, provided, however, that the maximum number of Directors shall in no event exceed the minimum by more than two (2); the shareholders may also adopt a by-law; providing for a definite number of Directors without provision for an indefinite number.

         The names and addresses of the persons who are hereby appointed to act as the first Directors of the corporation are:


Name                              Address
------------------                ------------------------------
RICHARDS D. BARGER                2161 Adair Street
                                  San Marino, California 91108

ALFRED B. DOUTRE'                 5471 Keats Street
                                  Los Angeles, California 90032

AGNES JOHNSON                     611 Normandie Avenue
                                  Los Angeles, California 90005

HAUN CHAMBERLAIN                  1015 East Lexington
                                  Glendale, California 91206

GERRIE RUE                        804 North Garfield Avenue
                                  Montebello, California 90640

IN WITNESS WHEREOF, the undersigned have executed this certificate this 10th day of July, 1969.


                                  /s/ Melvin Intriligator
                                  ---------------------------------
                                  Melvin Intriligator
                                  Vice President of Anchor National
                                  Life Insurance Company

                                  /s/ Roger T. Wickers
                                  ---------------------------------
                                  Roger T. Wickers
                                  Secretary of Anchor National
                                  Life Insurance Company

                             AFFIDAVIT OF OFFICERS

STATE OF NEW JERSEY       )
                          )  SS
COUNTY OF UNION           )


         MELVIN INTRILIGATOR, and ROGER T. WICKERS and each of them, being first duly sworn, depose and say:

         That we are the Vice President and Secretary respectively of ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California corporation;

         That at a Special Meeting of the Board of Directors of said corporation duly held at TowneHouse Tower, Suite 2146, Phoenix, Arizona at 10:00 A.M. on the 1st day of March, 1969, at which meeting there was at all times present and acting a quorum of the members of said Board, they were duly authorized by resolution of said Board of Directors adopted on said date to execute and file or cause to be filed with the Secretary of State of the State of California the certificate of Restated Articles of Incorporation annexed hereto; and

         That the certificate of Restated Articles of Incorporation of said corporation annexed hereto correctly sets forth the text of the Articles of Incorporation of Anchor National Life Insurance Company as amended to the date of said certificate.

                                  /s/ Melvin Intriligator
                                  -----------------------
                                  Melvin Intriligator,
                                  Vice President

Subscribed and sworn to before me
this 10th day of July, 1969.


/s/ Elizabeth A. Gallagher
-----------------------------------
Notary Public in and/for said State


My Commission Expires 12/8/71

[SEAL]

                                                                    ENDORSED
                                                                    FILED
                                                                    12/29/70

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION


Jack D. Rich and Carroll E. Dietle, II, certify:


         1. That they are the President and the Assistant Secretary respectively, of ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California corporation.

         2. That at a meeting of the Board of Directors of said corporation held at Elizabeth, New Jersey on the 18th day of November, 1970, the following resolutions were adopted:

         "NOW, THEREFORE, BE IT RESOLVED, that this Board of Directors does hereby propose and declare it advisable that subject to the approval of the California Insurance Commissioner of a change in the par value of this corporation's common stock from $3.60 per share to $5.20 per share and to the sale and issuance to Washington National Corporation of 26,147 shares of the corporation's $5.20 per share par value stock at a price of $57.37.per share, that the first paragraph of Article IV of the Articles of Incorporation, which reads as follows:

         'The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 300,000, and the aggregate par value of all shares that are to be issued shall be One Million Eighty Thousand Dollars ($1,080,000), and the par value of each of said shares shall be Three Dollars and Sixty Cents ($3.60), and upon the effective date of this Amendment, each outstanding share of the common stock of the par value of $11.00 per share is converted into three shares of the par value of Three Dollars and Sixty Cents ($3.60) per share.'

is hereby stricken and the following language is hereby substituted therefore:

         'The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 300,000, and the aggregate par value of all shares that are to be issued shall be One Million Five Hundred Sixty Thousand Dollars ($1,560,000) and the par value of each of said shares shall be Five Dollars and Twenty Cents ($5.20); and upon the effective date of this Amendment, each outstanding $3.60 par value share is converted into a $5.20 par value share.'

"and be it further

         "RESOLVED:       That the aforementioned amendment to Article IV of
         the Articles of Incorporation be submitted to the stockholders of this corporation, as hereinafter provided, for their approval, subject to the approval by the California Insurance Commissioner as aforesaid; and be it further

         "RESOLVED:       That this Board of Directors does propose and declare
         it advisable that the first sentence of Article V of the Articles of Incorporation, which reads as follows:

         'The Board of Directors shall consist of not less than five (5) members and not more than seven (7) members, the exact number of which shall be fixed by a by-law adopted by the shareholders or by the Board of Directors.'

is hereby stricken and the following language is hereby substituted therefore:

         'The Board of Directors shall consist of not less than six (6) members and not more than eight (8) members, the exact number of which shall be fixed by a by-law adopted by the stockholders or by the Board of Directors.'

"and be it further

         "RESOLVED:       That the aforementioned amendment to Article V of the
         Articles of Incorporation be submitted to the stockholders as hereinafter provided."

         3. That at a meeting of the stockholders of said corporation held at Elizabeth, New Jersey, on the 14th day of December, 1970, resolutions were adopted, subject to the approval of the California Insurance Commissioner, amending the first paragraph of Article IV and the first sentence of Article V of the Articles of Incorporation of Anchor National Life Insurance Company in identical form as set forth in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolutions was 156,581 shares; that no shares were voted against the adoption of said resolutions; and that the total number of shares entitled to vote on or consent to said amendment was $185,669.

         5. That upon the Amendment of Articles of Incorporation as hereinabove set forth, each outstanding share of a par value of $3.60 is converted into and reconstituted as one share of common stock of a par value of $5.20.

                                  /s/ Jack D. Rich
                                  ---------------------------
                                  Jack D. Rich,
                                  President

                                  /s/ Carroll E. Dietle
                                  ---------------------------
                                  Carroll E. Dietle, II,
                                  Assistant Secretary


State of Arizona          )
                          ) SS
County of Maricopa        )

         Jack D. Rich, first being duly sworn, deposes and says that he is the President of Anchor National Life Insurance Company, and that he has read the foregoing Certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true of his own knowledge.

Subscribed and sworn to before me
this 25 day of December, 1970.

/s/ [unreadable]
---------------------------------
Notary Public in and for said
County and State

My commission expires November 15, 1973.


State of Arizona          )
                          )   SS
County of Maricopa        )

         Carroll E. Dietle, II, first being duly sworn, deposes and says that he is the Assistant Secretary of Anchor National Life Insurance Company, and that he has read the foregoing, Certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true of his own knowledge.

                                      /s/ Carroll E. Dietle
                                      ------------------------------------------
                                      Carroll E. Dietle, II, Assistant Secretary


Subscribed and sworn to before me
this 25th of December, 1970.

/s/ [unreadable]
-------------------------------
Notary Public in and for said
County and State

My commission expires Nov. 13, 1973

[SEAL]

                                                                        ENDORSED
                                                                        FILED
                                                                        12/29/71


                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

         Jack D. Rich and Carroll E. Dietle, II, certify:

         1. That they are the President and Secretary respectively, of ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California corporation.

         2. That at a meeting of the Board of Directors of said corporation held at Phoenix, Arizona on the 12th day of November 1971, the following resolutions were adopted:

         "NOW THEREFORE, BE IT RESOLVED, that this Board of Directors does hereby propose and declare it advisable that subject to the approval of the California Insurance Commissioner of an increase in the authorized shares of common stock of the corporation from 300,000 shares to 400,000 shares and of a change in the par value of this corporation's common stock from $5.20 per share to $5.70 per share and to the sale and issuance to Washington National Corporation of 139,446 shares of the corporation's $5.70 per share par value stock at a price of $57.37 per share, that the first paragraph of Article IV of the Articles of Incorporation, which reads as follows;

         'The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 300,000, and the aggregate par value of all shares that are to be issued shall be One Million Five Hundred Sixty Thousand Dollars ($1,560,000), and the par value of each of said shares shall be Five Dollars and Twenty Cents ($5.20), and upon the effective date of this Amendment, each outstanding $3.60 par value share is converted into a Five Dollar and Twenty Cents ($5.20) par value share.

is hereby stricken and the following language is hereby substituted therefore:

         'The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 400,000, and the aggregate par value of all shares that are to be issued Two Million Two Hundred Eighty Thousand Dollars ($2,280,000) and the par value of each of said shares shall be Five Dollars and Seventy Cents ($5.70); and upon the effective date of this Amendment, each outstanding $5.20 par value share is converted into a $5.70 par value share.'

"and be it further

         "RESOLVED: That the aforementioned amendment to Article IV of the Articles of Incorporation be submitted to the stockholders of this corporation, as hereinafter provided, for their approval, subject to the approval by the California Insurance Commissioner as aforesaid.

         3. That at a meeting of the stockholders of said corporation held at Phoenix, Arizona on the 20th day of December, 1971 a resolution was adopted, subject to the approval of the California Insurance Commissioner, amending the first paragraph of Article IV of the Articles of Incorporation of Anchor National Life Insurance Company in identical form as set forth in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolutions was 211,677 shares; that no shares were voted against the adoption of said resolutions; and that the total number of shares entitled to vote on or consent to said amendment was 211,816.

         5. That upon the Amendment of Articles of Incorporation as hereinabove set forth, the number of authorized shares of common stock of the corporation is increased from 300,000 shares to 400,000 shares and each outstanding share of a par value of $5.20 is converted into and reconstituted as one share of common stock of a par value of $5.70.

                                  /s/ Jack D. Rich
                                  --------------------------------
                                  Jack D. Rich, President

                                  /s/ Carroll E. Dietle
                                  --------------------------------
                                  Carroll E. Dietle, II, Secretary


STATE OF ARIZONA          )
                          )  SS
COUNTY OF MARICOPA        )

         Jack D. Rich, first being duly sworn, deposes and says that he is the President of Anchor National Life Insurance Company, and that he has read the foregoing Certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true of his own knowledge.

                                  /s/ Jack D. Rich
                                  --------------------------------
                                  Jack D. Rich

Subscribed and sworn to before me
this 20th day of December, 1971

/s/ [unreadable]
-------------------------------
Notary Public in and for said
County and State

My Commission Expires:
8/17/73




STATE OF ARIZONA          )
                          )  SS
COUNTY OF MARICOPA        )


         Carroll E. Dietle, II, first being duly sworn, deposes and says that he is the Secretary of Anchor National Life Insurance Company and that he has read the foregoing Certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true of his own knowledge.

                                           /s/ Carroll E. Dietle
                                           --------------------------------
                                           Carroll E. Dietle, II


Subscribed and sworn to before me
this 20th day of December, 1971

/s/ Margaret L. Martin
-------------------------------
Notary Public in and for said
County and State

My Commission Expires:

8/17/73

[SEAL]

                                                                        ENDORSED
                                                                           FILED
                                                                         1/16/75


                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

         Carroll E. Dietle, II, and Crystal A. Russell, certify:

         1. That they are Vice President and Assistant Secretary respectively, of Anchor National Life Insurance Company, a California corporation.

         2. That at a meeting of the Board of Directors of said corporation held at Phoenix, Arizona, on the 18th day of October, 1974, the following resolution was adopted:

         "NOW, THEREFORE, BE IT RESOLVED, that this Board of Directors does hereby propose and declare it advisable to Amend its Articles of Incorporation so that the first sentence of Article V of its Articles of Incorporation, which now reads as follows:

         'The Board of Directors shall consist of not less than six (6) members and not more than eight (8) members, the exact number of which shall be fixed by a By-Law adopted by the Stockholder or by the Board of Directors.'

be hereby stricken and the following language shall be hereby substituted therefor:


         'The Board of Directors shall consist of not less than seven (7) members and not more than nine (9) members, the exact number of which shall be fixed by a By-Law adopted by the Stockholders or by the Board of Directors.'

         "RESOLVED: that the aforementioned Amendment to Article V of the Articles of Incorporation be submitted to the Stockholders as hereinafter provided."

         3. That at a meeting of the Stockholders of said corporation held at Phoenix, Arizona, on the 27th day of November, 1974, the resolution was adopted, with 351,163 shares out of 351,262 shares issued and outstanding voting in favor of the amendment, subject to the approval of the California Insurance Commissioner, amending the first sentence of Article V of the Articles of Incorporation of Anchor National Life Insurance Company in the identical form as set forth above.

                                  /s/ Carroll E. Dietle
                                  -----------------------------------------
                                  Carroll E. Dietle, II, Vice President


                                  /s/ Crystal A. Russell
                                  -----------------------------------------
                                  Crystal A. Russell, Assistant Secretary

                                   AFFIDAVIT


State of ARIZONA   )
                   )  SS
County of Maricopa )

         Carroll E. Dietle, II, first duly sworn, deposes and says that he is the Vice President of Anchor National Life Insurance Company, and that he has read the foregoing certificate of Amendment of Articles of incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true to the best of his own knowledge.

                          /s/ Carroll E. Dietle, II
                          ----------------------------------------
                          Carroll E. Dietle, II, Vice President

         Subscribed and sworn to before me this 31st day of December, 1974.

                          /s/ Margaret L. Martin
                          ----------------------------------------
                          Notary
                          (My Commission Expires:  Oct. 28, 1978)


         Crystal A. Russell, first being duly sworn, deposes and says that she is the Assistant Secretary of Anchor National Life Insurance Company and that she has read the foregoing certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true to the best of her knowledge.

                          /s/ Crystal A. Russell
                          ----------------------------------------
                          Crystal Russell, Assistant Secretary

         Subscribed and sworn to before me this 31st day of December, 1974.

                          /s/ Margaret L. Martin
                          ----------------------------------------
                          Notary
                          (My Commission Expires:  Oct. 28, 1978)

                                                      Endorsed
                                                      Filed November 8, 1977
                                                      by James E. Harris, Deputy

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION


         Carroll E. Dietle, II, and James A. Deer, certify:

         1. That they are Vice President and Assistant Secretary, respectively, of Anchor National Life Insurance Company, a California corporation.

         2. That at a meeting of the Board of Directors of said corporation held at Phoenix, Arizona, on the 4th day of March, 1976, the following resolution was adopted:

         "NOW, THEREFORE, BE IT RESOLVED, that subject to the approval of the California Insurance Commissioner and the shareholders of the corporation Article IV of the Articles of Incorporation of this corporation, as previously amended and which now reads:

                 'The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 400,000 and the aggregate par value of all shares that are to be issued shall be Two Million, Two Hundred and Eighty Thousand Dollars ($2,280,000) and the par value of each of said shares shall be Five Dollars and Seventy Cents ($5.70); and upon the effective date of this Amendment, each outstanding $5.20 par value share is converted into a $5.70 par value share.'

         is hereby stricken, and the following language is hereby substituted therefore:

                 'The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 4,000 shares and the aggregate par value of all shares that are to be issued shall be Two Million, Two Hundred and Eighty Thousand Dollars ($2,280,000), and the par value shall be Five Hundred and Seventy Dollars and No Cents ($570.00). Upon the effective date of this Amendment, each 100 outstanding $5.70 par value shares shall be converted to one $570.00 par value share, and provided further that nothing in this Amendment shall authorize the conversion of outstanding shares of par value of Five Dollars and Seventy Cents ($5.70) into outstanding fractional shares with a par value of less than Five Hundred and Seventy Dollars and No Cents.

         3. That at a meeting of the Stockholders of said corporation held at Phoenix, Arizona, on the 3rd day of May, 1976, the resolution was adopted with 351,163 shares out of 351,262 shares issued and outstanding voting in favor of the Amendment, subject to the approval of the California Insurance Commissioner, amending Article IV of the Articles of Incorporation of Anchor National Life Insurance Company in the identical form as set forth above.

                                  /s/ Carroll E. Dietle
                                  ----------------------------------------
                                  Carroll E. Dietle, II, Vice President

                                  /s/ James A. Deer
                                  ----------------------------------------
                                  James A. Deer, Assistant Secretary

                                   AFFIDAVIT



State of ARIZONA          )
                          )   SS
County of Maricopa        )


         Carroll E. Dietle, II, first duly sworn, deposes and says that he is the Vice President of Anchor National Life Insurance Company, and that he has read the foregoing certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true to the best of his own knowledge.

                                  /s/ Carroll E. Dietle
                                  --------------------------------------
                                  Carroll E. Dietle, II, Vice President

Subscribed and sworn to before me this 2nd day of November, 1977.

/s/ Patricia Smith
-------------------------------------              [SEAL]
Notary
(My Commission expires Feb. 13, l98l)


         James A. Deer, first being duly sworn, deposes and says that he is the Assistant Secretary of Anchor National Life Insurance Company and that he has read the foregoing certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true to the best of his knowledge.


                                  /s/ James A. Deer
                                  --------------------------------------
                                  James A. Deer, Assistant Secretary

Subscribed and sworn to before me this 2nd day of November, 1977.

/s/ Patricia Smith
-------------------------------------              [SEAL]
Notary
(My Commission expires Feb. 13, l98l)

                                                                         FILED
                                                                         7/27/78

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

         Carroll E. Dietle, II, and James A. Deer, certify:

         1. That they are Senior Vice President and Assistant Secretary respectively, of Anchor National Life Insurance Company, a California corporation.

         2. That at a Special meeting of the Stockholders of said corporation held at Phoenix, Arizona, on the 23rd day of June, 1978, the following resolution was adopted:

         "RESOLVED, that the first sentence of ARTICLE V of the ARTICLES OF INCORPORATION of this corporation, which reads as follows:

                 'The Board of Directors shall consist of not less than seven
                 (7) members and not more than nine (9) members, the exact number of which shall be fixed by a bylaw adopted by the stockholders or by the Board of Directors.'

is hereby stricken and the following language is hereby substituted therefore:

                 'The Board of Directors shall consist of not less than eleven (11) members and not more than thirteen (13) members, the exact number of which shall be fixed by a by-law adopted by the stockholders or by the Board of Directors.'

         3. That at the Special meeting of the Stockholders of said corporation held at Phoenix, Arizona, on the 23rd day of June, 1978, the resolution was adopted, with 3,511 shares out of 3,511 shares issued and outstanding voting in favor of the amendment, subject to the approval of the California Insurance Commissioner, amending the first sentence of Article V of the Articles of Incorporation of Anchor National Life Insurance Company in the identical form as set forth above.

         4. That at the Board of Director's Meeting of Anchor National Life Insurance Company on June 23, 1978, held immediately following the Special Meeting of the Stockholders the amendment of Article 5 of the Articles of Incorporation as adopted by the Stockholders was approved and ratified.

                                           /s/ Carroll E. Dietle
                                           ------------------------
                                           Carroll E. Dietle, II
                                           Senior Vice President

                                           /s/ James A. Deer
                                           ------------------------
                                           James A. Deer
                                           Assistant Secretary

                                   AFFIDAVIT

STATE OF ARIZONA          )
                          ) SS
COUNTY OF MARICOPA        )

         Carroll E. Dietle, II, first duly sworn, deposes and says that he is the Senior Vice President of Anchor National Life Insurance Company, and that he has read the foregoing certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company, and knows the contents thereof and the same are true to the best of his own knowledge.

                                           /s/ Carroll E. Dietle
                                           --------------------------
                                           Carroll E. Dietle, II
                                           Senior Vice President


Subscribed and sworn to before
me this 20th day of July, 1978.

/s/ Margaret L. Martin
------------------------------
Notary


         James A. Deer, first being duly sworn, deposes and says that he is the Assistant Secretary of Anchor National Life Insurance Company and that he has read the foregoing certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true to the best of his knowledge.

                                           /s/ James A. Deer
                                           --------------------------
                                           James A. Deer
                                           Assistant Secretary

Subscribed and sworn to before
me this 20th day of July, 1978.

/s/ Margaret L. Martin
------------------------------
Notary

                                                                         FILED
                                                                         10/1/84

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY


         William G. Stalnaker and James A. Deer hereby certify:

         1. That they are the President and Secretary respectively of Anchor National Life Insurance Company, a California corporation.

         2. That the Shareholders of the corporation adopted and approved the amendment of Article V of the Articles of Incorporation of the corporation by resolution at a meeting held at Anchor National Life Plaza, 2202 E. Camelback Rd., Phoenix Arizona, on March 24, 1983 by the required vote of shareholders as prescribed by section 902 of the corporation code of the state of California. The resolution setting forth the amendment of the Articles of Incorporation reads as follows:

         "RESOLVED, that the first sentence of ARTICLE V of the ARTICLES OF INCORPORATION of this corporation, which reads as follows:

                 'The Board of Directors shall consist of not less than eleven
                 (11) members and not more than thirteen (13) members, the exact number of which shall be fixed by a By-law adopted by the stockholders or by the Board of Directors.'

is hereby stricken and the following language is hereby substituted therefore:

                 'The Board of Directors shall consist of not less than fourteen (14) members and not more than sixteen members, the exact number of which shall be fixed by a By-law adopted by the stockholders or by the Board of Directors.'

         3. That the number of shares entitled to vote on or consent to the amendment is 3,511 shares.

         4. That the number of shares voting in favor of the resolution was 3,511 shares, or 100%, which exceeded the required vote, which is 50% plus one.

         5. That at a duly held meeting of the Board of Directors of the corporation held at Anchor National Life Plaza, 2202 E. Camelback Rd., Phoenix, Arizona, 85016, on March 24, 1983, at which a quorum of the members was present and voting, the Directors approved, ratified and confirmed the resolution of the shareholders in the form set forth above.

         In Witness Whereof, the undersigned have executed this Certificate of Amendment on September 20, 1984.

                                           /s/ William G. Stalnaker
                                           ----------------------------
                                           William G. Stalnaker
                                           President

                                           /s/ James A. Deer
                                           ----------------------------
                                           James A. Deer
                                           Vice President, Secretary
                                           and Associate General Counsel

Subscribed and sworn to before me this 20th day of September, 1984.

/s/ Nancy R. Greenleaf
------------------------
Notary Public
(My Commission Expires Feb. 29, 1988)

                                   AFFIDAVIT


State of ARIZONA          )
                          ) SS
County of Maricopa        )


         William G. Stalnaker, first duly sworn, deposes and says that he is President of Anchor National Life Insurance Company, and that he has read the foregoing certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.


                                           /s/ William G. Stalnaker
                                           -------------------------------
                                           William G. Stalnaker
                                           President

Subscribed and sworn to before me this 20th day of September, 1984.

/s/ Nancy R. Greenleaf
------------------------
Notary
(My Commission Expires Feb. 29, 1988)


         James A. Deer, first being duly sworn, deposes and says that he is the Secretary of Anchor National Life Insurance Company and that he has read the foregoing certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.

                                           /s/ James A. Deer
                                           -------------------------------
                                           James A. Deer
                                           Vice President, Secretary
                                           and Associate General Counsel

Subscribed and sworn to before me this 20th day of September, 1984.

/s/ Nancy R. Greenleaf
------------------------
Notary
(My Commission Expires Feb. 29, 1988)

                                                                 ENDORSED
                                                                 FILED
                                                                 10/11/84
                                                      by James E. Harris, Deputy

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

         William G. Stalnaker and James A. Deer hereby certify:

         1. That they are the President and Vice President, Secretary and Associate General Counsel respectively of Anchor National Life Insurance Company, a California corporation.

         2. That the Shareholders of the corporation adopted and approved an amendment of Article IV of the Articles of Incorporation of this corporation by resolution at a meeting held at Anchor Centre One, 2201 E. Camelback Road, Phoenix, Arizona, 85016 on September 21, 1984, by the required vote of shareholders as prescribed by section 902 of the Corporation Code of the state of California. The resolution setting forth the amendment of the Articles of Incorporation reads as follows:

         WHEREAS, the corporation is currently doing business pursuant to a certificate of authority issued by the state of Maine which permits it to transact life, health and variable annuity insurance, and

         WHEREAS, the state of Maine has recently adopted new requirements for Paid-Up Capital set forth in Title 24-A, M.R.S.A. Section 410 requiring a minimum Paid-Up Capital of $2,500,000 for the transaction of business in the lines in which the corporation is currently authorized, and

         WHEREAS, it is deemed desirable for the corporation to continue doing business under its certificate of authority as currently constituted in the state of Maine;

         RESOLVED, that Article IV of the Articles of Incorporation of this corporation, as previously amended and which now reads:

                 "The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 4,000 shares and the aggregate par value of all shares that are to be issued shall be Two Million, Two Hundred and Eighty Thousand Dollars ($2,280,000), and the par value of each of said shares shall be Five Hundred Seventy Dollars and No Cents ($570.00). Upon the effective date of this amendment, each one hundred outstanding $5.70 par value shares shall be converted to one $570.00 par value share, and provided further that nothing in this amendment shall authorize the conversion of outstanding shares of par value of Five Dollars Seventy Cents ($5.70) into outstanding fractional shares with a par value of less than Five Hundred and Seventy Dollars and No Cents."

is hereby stricken and the following language is hereby substituted therefore:

                 "The corporation is authorized to issue one class of stock, which shall be designated as common stock; the total number of shares which this corporation shall have authority to issue is 4,000 shares and the aggregate par value of all shares that are to be issued shall be Four Million Dollars ($4,000,000), and the par value of each of said shares shall be One Thousand Dollars ($1,000). Upon the effective date of this amendment, each one hundred outstanding Five Hundred Seventy Dollar par value share shall be converted to One Thousand Dollar par value share, and upon the conversion of each outstanding share, funds shall be transferred from Gross paid-in and contributed surplus to Capital Paid-Up equal to the aggregate par value of the issued and outstanding shares."

         3. That the number of shares entitled to vote on or consent to the amendment is 3,511 shares.

         4. That the number of shares voting in favor of the resolution was 3,511 shares, or 100%, which exceeded the required vote, which is 50% plus one.

         5. That at a duly held special meeting of the Board of Directors of the corporation held by telephone conference on September 21, 1984, at which a quorum of the board was present and voting, the board approved, ratified and confirmed the resolution of the shareholders.

         In witness whereof, the undersigned have executed this certificate of amendment on October 8, 1984.

                                           /s/ William G. Stalnaker
                                           ---------------------------
                                           William G. Stalnaker
                                           President

                                           /s/ James A. Deer
                                           ---------------------------
                                           James A. Deer
                                           Vice President, Secretary
                                           and Associate General Counsel

Subscribed and sworn to before me this 8th day of October, 1984.

/s/ [unreadable]
-------------------------------------
Notary Public
(My Commission Expires Oct. 13, 1987)

                                   AFFIDAVIT


State of ARIZONA          )
                          ) SS
County of Maricopa        )


         William G. Stalnaker, first duly sworn, deposes and says that he is President of Anchor National Life Insurance Company, and that he has read the foregoing certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.


                                           /s/ William G. Stalnaker
                                           ---------------------------
                                           William G. Stalnaker
                                           President

Subscribed and sworn to before me this 8th day of October, 1984.

/s/ [unreadable]
-----------------------------
Notary
(My Commission Expires Oct. 13, 1987)


         James A. Deer, first being duly sworn, deposes and says that he is the Secretary of Anchor National Life Insurance Company and that he has read the foregoing certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.

                                           /s/ James A. Deer
                                           ---------------------------
                                           James A. Deer
                                           Vice President, Secretary
                                           and Associate General Counsel

Subscribed and sworn to before me this 8th day of October, 1984.

/s/ [unreadable]
-----------------------------
Notary
(My Commission Expires Oct. 13, 1987)

                            CERTIFICATE OF OWNERSHIP

                                    MERGING

            ANCHOR NATIONAL PROPERTIES, INC., an Arizona corporation

                                      INTO

        ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California corporation

         We, THOMAS B. PHILLIPS, the Senior Vice President and General Counsel, and JAMES A. DEER, the Secretary, of Anchor National Life Insurance Company, a corporation organized and existing under the laws of the State of California, DO HEREBY CERTIFY:

         1. That Thomas B. Phillips is the Senior Vice President and General Counsel and James A. Deer is the Secretary of this corporation.

         2. This corporation owns 100 percent of the outstanding shares of each class of Anchor National Properties, Inc., and Arizona corporation the laws of which permit a merger in the manner provided by Section 1110 of the California Corporations Code.

         3. The board of directors of Anchor National Life Insurance Company duly adopted the following resolution:

                 RESOLVED that this corporation merge into itself Anchor National Properties, Inc., an Arizona corporation, its wholly-owned subsidiary.

                 and assumes all of the obligations of Anchor National Properties, Inc., pursuant to Section 1110 of the California Corporation Code.

         4. This certificate shall become effective on June 30, 1985. Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

Executed at Phoenix, Arizona, on June 26, 1985.

                                           /s/ Thomas B. Phillips
                                           ---------------------------------
                                           THOMAS B. PHILLIPS, Senior Vice
                                           President and General Counsel

                                           /s/ James A. Deer
                                           ---------------------------------
                                           JAMES A. DEER, Secretary

                                                                         FILED
                                                                         2/18/86

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

         William G. Stalnaker and James A. Deer hereby certify:

         1. That they are the President and Secretary respectively of Anchor National Life Insurance Company, a California corporation.

         2. That the Shareholders of the corporation adopted and approved the amendment of Article V of the Articles of Incorporation of the corporation by resolution at a meeting held at Anchor Centre One, 2201 East Camelback Road, Phoenix, Arizona, on November 18, 1985, by the required vote of shareholders as prescribed by section 902 of the corporation code of the State of California. The resolution setting forth the amendment of the Articles of Incorporation reads as follows:

         "RESOLVED, that the first sentence of ARTICLE V of the ARTICLES OF INCORPORATION of this corporation, which reads as follows:

         'The Board of Directors shall consist of not less than fourteen (14) members and not more than sixteen (16) members, the exact number of which shall be fixed by a By-Law adopted by the stockholders or by the Board of Directors.'

is hereby stricken and the following language is hereby substituted therefore:

         "The Board of Directors shall consist of not less than sixteen (16) members and not more than seventeen (17) members, the exact number of which shall be fixed by a By-Law adopted by the stockholders or by the Board of Directors."

         3. That the number of shares entitled to vote on or consent to the amendment is 3,511 shares.

         4. That the number of shares voting in favor of the resolution was 3,511 shares, or 100%, which exceeded the required vote, which is 50% plus one.

         5. That at a duly held meeting of the Board of Directors of the corporation held at Anchor Centre One, 2201 East Camelback Road, Phoenix, Arizona 85016 on November 18, 1985 at which a quorum of the members were present and voting, the Directors approved, ratified and confirmed the resolution of the shareholders in the form set forth above.

         In witness Whereof, the undersigned have executed this Certificate of Amendment on February 11, 1986.

                                           /s/ William G. Stalnaker
                                           ----------------------------
                                           William G. Stalnaker
                                           President

                                           /s/ James A. Deer
                                           ----------------------------
                                           James A. Deer
                                           Vice President, Secretary and
                                           Associate General Counsel

Subscribed and sworn to before me this llth day of February, 1986.

/s/ Nancy Greenleaf
----------------------------
Notary Public
My Commission Expires Feb. 29, 1988

                                   AFFIDAVIT


State of ARIZONA          )
                          ) SS
County of Maricopa        )

         William G. Stalnaker, first duly sworn, deposes and says that he is President of Anchor National Life Insurance Company, and that he has read the foregoing certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.


                                           /s/ William G. Stalnaker
                                           -------------------------------
                                           William G. Stalnaker
                                           President

Subscribed and sworn to before me this 20th day of September, 1984.

/s/ Nancy R. Greenleaf
------------------------
Notary
(My Commission Expires Feb. 29, 1988)


         James A. Deer, first being duly sworn, deposes and says that he is the Secretary of Anchor National Life Insurance Company and that he has read the foregoing certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.

                                           /s/ James A. Deer
                                           -------------------------------
                                           James A. Deer
                                           Vice President, Secretary
                                           and Associate General Counsel

Subscribed and sworn to before me this 20th day of September, 1984.

/s/ Nancy R. Greenleaf
------------------------
Notary
(My Commission Expires Feb. 29, 1988)

                                                                       ENDORSED
                                                                       FILED
                                                                       12/3/86
                                               March Fong Eu, Secretary of State

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

         Howard R. Fricke and Janet E. Jackim hereby certify:

         1. That they are the Chairman of the Board and Secretary respectively of Anchor National Life Insurance Company, a California corporation.

         2. That the Shareholders of the corporation adopted and approved the amendment of Article V of the Articles of Incorporation of the corporation by resolution at a meeting held at Anchor Centre One, 2201 E. Camelback Rd., Phoenix, Arizona, on June 19, 1986 by the required vote of shareholders as prescribed by section 902 of the corporation code of the state of California. The resolution setting forth the amendment of the Articles of Incorporation reads as follows:

         "RESOLVED, that the first sentence of ARTICLE V of the ARTICLES OF INCORPORATION of this corporation, which reads as follows:

         The Board of Directors shall consist of not less than sixteen (16) members and not more than seventeen (17) members, the exact number of which shall be fixed by a By-law adopted by the stockholders or by the Board of Directors."

is hereby stricken and the following language is hereby substituted therefore:

         "The Board of Directors shall consist of not less than nine (9) members and not more than twelve (12) members, the exact number of which shall be fixed by a By-law adopted by the stockholders or by the Board of Directors."

         3. That the number of shares entitled to vote on or consent to the amendment is 3,511 shares.

         4. That the number of shares voting in favor of the resolution was 3,511 shares, or 100%, which exceeded the required vote, which is 50% plus one.

         5. That at a duly held meeting of the Board of Directors of the corporation held at Anchor Centre One, 2201 E. Camelback Rd., Phoenix, Arizona, 85016, on June 19, 1986, at which a quorum of the members was present and voting, the Directors approved, ratified and confirmed the resolution of the shareholders in the form set forth above.

         In Witness Whereof, the undersigned have executed this Certificate of Amendment on August 27, 1986.

                                           /s/ Howard R. Fricke
                                           ---------------------------
                                           Howard R. Fricke
                                           Chairman of the Board

                                           /s/ Janet E. Jackim
                                           ---------------------------
                                           Janet E. Jackim
                                           Second Vice President,
                                           Secretary and Assistant
                                           General Counsel


         Subscribed and sworn to before me this 14th day of November, 1986.

                                           /s/ DonnaSue Martin
                 [SEAL]                    ---------------------------

                                           Notary Public
                                           My Commission Expires Mar. 7, 1988

                                   AFFIDAVIT


State of ARIZONA          )
                          ) SS
County of Maricopa        )


         Howard R. Fricke, first being duly sworn, deposes and says that he is Chairman of the Board of Anchor National Life Insurance Company, and that he has read the foregoing Certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.

                                           /s/ Howard R. Fricke
                                           -------------------------------
                                           Howard R. Fricke
                                           Chairman of the Board


         Subscribed and sworn to before me this 14th day of November, 1986.

                                           /s/ DonnaSue Martin
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires Mar. 7, 1988


         Janet E. Jackim, first being duly sworn, deposes and says that she is the Secretary of Anchor National Life Insurance Company and that she has read the foregoing Certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.

                                           /s/ Janet E. Jackim
                                           -------------------------------
                                           Janet E. Jackim
                                           Second Vice President,
                                           Secretary and Assistant
                                           General Counsel

         Subscribed and sworn to before me this 14th day of November, 1986.

                                           /s/ DonnaSue Martin
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires Mar. 7, 1988

                                                                       ENDORSED
                                                                       FILED
                                                                       3/31/89
                                               March Fong Eu, Secretary of State

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

         Robert P. Saltzman and Gail A. Lione hereby certify:

         1. That they are the President and Secretary, respectively, of Anchor National Life Insurance Company, a California corporation.

         2. That by unanimous written consent of the Board of Directors of the corporation on December 1, 1988, the Board adopted the following resolutions approving the amendment of Article V of the Articles of
Incorporation:

         RESOLVED, that the first sentence of Article V of the Articles of Incorporation of this Corporation, which reads as follows:

                 "The Board of Directors shall consist of not less than nine
                 (9) members and not more than twelve (12) members, the exact number of which shall be fixed by a by-law adopted by the stockholders or by the Board of Directors."

is hereby stricken and the following language is substituted therefor:

                 "The Board of Directors shall consist of not less than five
                 (5) members and not more than nine (9) members, the exact number of which shall be fixed by a Bylaw adopted by the shareholders or by the Board of Directors."

         RESOLVED, FURTHER, that the second sentence of Article V of the Articles of Incorporation of this Corporation, which reads as follows:

                 "The minimum and maximum number of Directors may be changed by a by-law duly adopted by the shareholders, provided, however, that the maximum number of Directors shall in no event exceed the minimum by more than two (2); the shareholders may also adopt a by-law providing for a definite number of Directors without provision for an indefinite number."

is hereby stricken and the following language is substituted therefor:

                 "The minimum and maximum number of Directors may be changed by a Bylaw duly adopted by the shareholders; the shareholders may also adopt a Bylaw providing for a definite number of Directors without provision for an indefinite number."

         3. That the sole shareholder of the corporation adopted and approved the same amendment to the Articles of Incorporation by unanimous written consent of the sole shareholder on December 1, 1988, by the required vote of the sole shareholder as prescribed by Section 902 of the Corporations Code of the State of California.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment on December 1, 1988.

                                           /s/ Robert P. Saltzman
                                           ---------------------------
                                           Robert P. Saltzman
                                           President

                                           /s/ Gail A. Lione
                                           ---------------------------

                                           Gail A. Lione
                                           Senior Vice President, Secretary
                                           and General Counsel

Subscribed and sworn to before me this 1st day of December, 1988.

                                  /s/ Frances S. Booker
                                  --------------------------------------
                                  Notary Public
                                  (Notary Public, Fulton County, Georgia
                                  My commission Expires Nov. 22, 1992)

                                  [SEAL]

                                   AFFIDAVIT


State of GEORGIA          )
                          ) SS
County of Fulton          )


         Robert P. Saltzman, first being duly sworn, deposes and says that he is President of Anchor National Life Insurance Company, and that he has read the foregoing Certificate of Amendment of Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.

                                           /s/ Robert P. Saltzman
                                           -------------------------------
                                           Robert P. Saltzman
                                           President

         Subscribed and sworn to before me this 1st day of December,
1988.
                                  /s/ Frances S Booker
                                  --------------------------------------
                                  Notary Public
                                  (Notary Public, Fulton County, Georgia
                                  My commission Expires Nov. 22, 1992)


         Gail A. Lione, first being duly sworn, deposes and says that she is the Secretary of Anchor National Life Insurance Company and that she has read the foregoing Certificate of Amendment of the Articles of Incorporation of Anchor National Life Insurance Company and knows the contents thereof and the same are true and correct of affiant's own knowledge.

                                           /s/ Gail A. Lione
                                           -------------------------------
                                           Gail A. Lione
                                           Senior Vice President, Secretary
                                           and General Counsel

         Subscribed and sworn to before me this 1st day of December, 1988.

                                  /s/ Frances S. Booker
                                  --------------------------------------
                                  Notary Public
                                  (Notary Public, Fulton County, Georgia
                                  My commission Expires Nov. 22, 1992)

                                                                       ENDORSED
                                                                       FILED
                                                                       3/1/94
                                          Tony Miller, Acting Secretary of State


                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION


         Eli Broad and Susan L. Harris certify that:

         1. They are the president and the secretary, respectively, of Anchor National Life Insurance Company, a California corporation.

         2. The first sentence of Article V of the articles of incorporation of this corporation is amended to read as follows:

                 "The Board of Directors shall consist of not less than Nine
                 (9) members and not more than Seventeen (17) members, the exact number of which shall be fixed by a Bylaw adopted by the shareholders or by the Board of Directors."

         3. The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

         4. The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 3,511. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


Dated: January 26, 1994

                                           /s/ Eli Broad
                                           ------------------------
                                           Eli Broad

                                           /s/ Susan L. Harris
                                           ------------------------
                                           Susan L. Harris